As filed with the Securities and Exchange Commission on August 19, 1998

                                                    1933 Act File No. 333-______
                                                      1940 Act File No. 811-5410
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-2
                        (Check appropriate box or boxes)

|X|  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No.
|_|  Post-Effective Amendment No. ___
and
|X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X| Amendment No. 28

                        PILGRIM AMERICA PRIME RATE TRUST
                  Exact Name of Registrant Specified in Charter
                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (602) 417-8256
               Registrant's Telephone Number, Including Area Code

                             James M. Hennessy, Esq.
                           Pilgrim America Group, Inc.
                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
     Name and Address (Number, Street, State, Zip Code) of Agent for Service

Copies to:
                             Jeffrey S. Puretz, Esq.
                             Dechert Price & Rhoads
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006


Approximate Date of Proposed Public Offering: As soon as practical after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |X|

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

======================================================================================================================
                                               Proposed Maximum         Proposed Maximum
Title of Securities      Amount Being          Offering Price Per Unit  Aggregate Offering       Amount of
Being Registered         Registered                                     Price                    Registration Fee
----------------------------------------------------------------------------------------------------------------------
Shares of Beneficial     25,000,000 shares     $10.0313 (1)            $250,782,500(1)          $73,980.84
Interest (without par
value)
======================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low sales prices of the shares of beneficial interest on August 14, 1998 as reported on the New York Stock Exchange.

                               ------------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933, as amended, or until the Registration
Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

================================================================================

                        PILGRIM AMERICA PRIME RATE TRUST
                              CROSS-REFERENCE SHEET

PART A

Item No.       Caption                                               Location in Prospectus
--------       -------                                               ----------------------

1.             Outside Front Cover.................................  Front Cover Page

2.             Inside Front and Outside
               Back Cover Page.....................................  Inside Front and Outside Back Cover Page

3.             Fee Table and Synopsis..............................  Prospectus Summary; Trust Expenses

4.             Financial Highlights................................  Financial Highlights and Investment
                                                                     Performance -- Financial Highlights Table
5.             Plan of Distribution................................  Front Cover Page; Prospectus Summary; Plan of
                                                                     Distribution
6.             Selling Shareholders................................  Not Applicable

7.             Use of Proceeds.....................................  Use of Proceeds

8.             General Description of the Registrant...............  Front Cover Page; Prospectus Summary;
                                                                     Financial Highlights and Investment
                                                                     Performance - Portfolio Composition;
                                                                     Financial Highlights and Investment
                                                                     Performance - Trading and NAV Information;
                                                                     Description of the Shares; Investment
                                                                     Objectives and Policies; Risk Factors and
                                                                     Special Considerations; General Information
                                                                     on Senior Loans

9.             Management..........................................  Prospectus Summary; Investment Management and
                                                                     Other Services

10.            Capital Stock, Long-Term Debt, and Other
               Securities. ........................................  Front Cover Page; Description of the Shares;
                                                                     Dividends and Distributions -- Distribution
                                                                     Policy; Dividends and Distributions -
                                                                     Shareholder Investment Program; Tax Matters

11.            Defaults and Arrears on Senior Securities...........  Not Applicable

12.            Legal Proceedings...................................  Not Applicable

13.            Table of Contents of the Statement of Additional
               Information.........................................  Table of Contents of Statement of Additional
                                                                     Information

PART B

                                                                     Location in Statement of Additional
Item No.       Caption                                               Information
--------       -------                                               -----------

14.            Cover Page..........................................  Cover Page

15.            Table of Contents...................................  Table of Contents

16.            General Information and History.....................  Change of Name

17.            Investment Objective and Policies...................  Additional Information About Investments and
                                                                     Investment Techniques; Investment Restrictions

18.            Management..........................................  Trustees and Officers

19.            Control Persons and Principal Holders of
               Securities. ........................................  Trustees and Officers; Prospectus:
                                                                     Description of the Shares

20.            Investment Advisory and Other Services..............  Investment Management and Other Services;
                                                                     Prospectus:  Investment Management and Other
                                                                     Services; Prospectus:  Experts

21.            Brokerage Allocation and Other Practices............  Portfolio Transactions

22.            Tax Status..........................................  Tax Matters

23.            Financial Statements................................  Prospectus:  Financial Statements


PART C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

Prospectus

                                        25,000,000 Shares of Beneficial Interest

                                                Pilgrim America Prime Rate Trust

                                             New York Stock Exchange Symbol: PPR

Pilgrim America
      Funds

           40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004
                                 (800) 992-0180

Pilgrim America Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company. The Trust's investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve its objective by investing primarily in interests in senior floating-rate loans ("Senior Loans"), the interest rates of which float periodically based upon a benchmark indicator of prevailing interest rates. Shares of the Trust trade on the New York Stock Exchange (the "NYSE") under the symbol "PPR." The Trust's Investment Manager is Pilgrim America Investments, Inc. ("PAII" or the "Investment Manager"). The address of the Trust is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

Investment in the Trust involves certain risks and special considerations, including risks associated with the Trust's use of leverage. See "Risk Factors and Special Considerations" beginning on page 17.


This Prospectus applies to 25,000,000 shares of beneficial interest ("Shares") of the Trust which may be issued and sold by the Trust pursuant to the Trust's Shareholder Investment Program (the "Program") or pursuant to privately negotiated transactions. See "Plan of Distribution." The Program allows participating shareholders to reinvest all dividends and capital gain distributions in additional Shares of the Trust and allows participants to make additional optional cash investments in amounts from a minimum of $100 to a maximum of $5,000 per month. Investments in excess of $5,000 per month can only be made if a waiver is granted by the Trust. Shares may be issued under the Program only when the Trust's shares are trading at a premium to net asset value ("NAV"). When Shares are issued by the Trust under the Program in connection with the reinvestment of dividends and distributions, they will be issued at the greater of (i) the NAV per Share of the Trust's Shares or (ii) 95% of the average daily market price (the volume-weighted average sales price, per Share, as reported on the New York Stock Exchange Composite Transaction Tape as shown daily on Bloomberg's AQR screen) of the Trust's Shares over a two trading day pricing period. When Shares are issued by the Trust under the Program in connection with optional cash investments, they will be issued at the greater of (i) the NAV per Share of the Trust's Shares or (ii) a discount (ranging from 0% to 5%) to the average daily market price for a five trading day pricing period. The discount applicable to optional cash investments for amounts less than $5,000 per month may differ from the discount applicable to optional cash investments in excess of $5,000 per month.


The Shares may also be offered pursuant to privately negotiated transactions between the Trust and specific investors. Shares issued by the Trust in connection with privately negotiated transactions will be issued at the greater of (i) the NAV per Share of the Trust's Shares or (ii) a discount ranging from 0% to 5% of the market price of the Trust's Shares at the close of business on the two business days preceding the date upon which Shares are sold pursuant to the privately negotiated transaction. The discount to apply to such privately negotiated transactions will be determined by the Trust with regard to each specific transaction.

In connection with certain investments in excess of $5,000 pursuant to a waiver, a commission of up to 1.00% of the amount of such investment may be paid to Pilgrim America Securities, Inc. ("PASI"), while in connection with certain privately negotiated transactions, a commission of up to 3.00% of the amount of such investment may be paid to PASI. PASI may allow all or part of such commission to other broker-dealers. In any event, the net proceeds received by the Trust in connection with the sale may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period. See "Distribution Arrangements."

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.

Investors are advised to read this Prospectus and retain it for future reference. This Prospectus sets forth concisely the information about the Trust that a prospective investor ought to know before investing. A Statement of
Additional  Information  dated        ,  1998  (the "SAI") containing additional
information about the Trust has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page 28 of this Prospectus, may be obtained without charge by contacting the Trust toll-free at (800) 992-0180.

                  The date of this Prospectus is       , 1998.

                               PROSPECTUS SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

                              THE TRUST AT A GLANCE


--------------------------------------------------------------------------------
 The Trust                         The  Trust  is  a   diversified,   closed-end
                                   management  investment company organized as a
                                   Massachusetts    business    trust.   As   of
                                             ,  the  Trust's  NAV per  Share was
                                   $          .
--------------------------------------------------------------------------------
 NYSE Listed                       As of            ,  the Trust had
                                   Shares  outstanding,  which are traded on the
                                   NYSE   under   the   symbol   "PPR."   As  of
                                             ,  1998,  the last  reported  sales
                                   price   of  a   Share   of  the   Trust   was
                                   $          .

--------------------------------------------------------------------------------
 Investment Objective              To obtain as high a level of  current  income
                                   as is  consistent  with the  preservation  of
                                   capital.  There can be no assurance  that the
                                   Trust will achieve its investment objective.
--------------------------------------------------------------------------------
 Primary Investment Strategy       The Trust  seeks to  achieve  its  investment
                                   objective by primarily acquiring interests in
                                   Senior Loans with  interest  rates that float
                                   periodically  based on a benchmark  indicator
                                   of  prevailing  interest  rates,  such as the
                                   Prime Rate or the London  Inter-Bank  Offered
                                   Rate  ("LIBOR").  The Trust  may also  employ
                                   techniques  such as borrowing for  investment
                                   purposes.
--------------------------------------------------------------------------------
 Diversification                   The Trust maintains a diversified  investment
                                   portfolio.   As  a   diversified   management
                                   investment  company,  the Trust, with respect
                                   to 75% of its  total  assets,  may  invest no
                                   more than 5% of the value of its total assets
                                   in  any  one  issuer  (other  than  the  U.S.
                                   Government). This strategy of diversification
                                   is   intended  to  manage  risk  by  limiting
                                   exposure to any one issuer.
--------------------------------------------------------------------------------
 General Investment Guidelines     * Under normal circumstances, at least 80% of
                                     the Trust's net assets is invested in Senior Loans.

                                   * A maximum of 25% of the  Trust's  assets is
                                     invested in any one industry.

                                   * The Trust only  invests in Senior  Loans of
                                     U.S.  corporations,  partnerships,  limited
                                     liability  companies,   or  other  business
                                     entities   organized   under  U.S.  law  or
                                     domiciled in Canada or U.S. territories and
                                     possessions.   The  Senior  Loans  must  be
                                     denominated in U.S. dollars.
--------------------------------------------------------------------------------
 Distributions                     Income   dividends   are  declared  and  paid
                                   monthly.  Income dividends may be distributed
                                   in cash or reinvested in additional  full and
                                   fractional   shares   through   the   Trust's
                                   Shareholder Investment Program.
--------------------------------------------------------------------------------
 Investment Manager                Pilgrim America Investments, Inc.
--------------------------------------------------------------------------------
 Administrator                     Pilgrim America Group, Inc.
--------------------------------------------------------------------------------

               RISK FACTORS AND SPECIAL CONSIDERATIONS AT A GLANCE

This Prospectus contains certain statements that may be deemed to be "forward-looking statements." Actual results could differ materially from those projected in the forward-looking statements as a result of uncertainties set forth below and elsewhere in the Prospectus. For additional information, see "Risk Factors and Special Considerations."

--------------------------------------------------------------------------------------------------
 Discount from or Premium to NAV               * Shares will be issued under the Program only when
                                                 the  market   price  of  the  Shares,   plus  the
                                                 estimated commissions of purchasing Shares on the
                                                 secondary market, is greater than NAV.

                                               * As with any  security,  the  market  value of the
                                                 Shares may  increase or decrease  from the amount
                                                 that you paid for the Shares.

                                               * The  Trust's  Shares may trade at a  discount  to
                                                 NAV.  This is a risk  separate and distinct  from
                                                 the  risk  that the  Trust's  NAV per  Share  may
                                                 decrease.
--------------------------------------------------------------------------------------------------
 Credit Risk                                   Investment in the Trust involves the risk that bor-
                                               rowers  under  Senior  Loans may  default  on obli-
                                               gations to pay principal or interest when due, that
                                               lenders may have difficulty liquidating the collat-
                                               eral  securing the Senior Loans or enforcing  their
                                               rights  under the terms of the  Senior  Loans,  and
                                               that the Trust's  investment  objective  may not be
                                               realized.
--------------------------------------------------------------------------------------------------
 Leverage                                      The Trust may borrow for investment purposes, which
                                               increases both investment opportunity and risk.
--------------------------------------------------------------------------------------------------
 Secondary Market for the Trust's Shares       The issuance of the Shares  through the Program may
                                               have an adverse effect on prices in the sec- ondary
                                               market for the  Trust's  Shares by  increasing  the
                                               number of Shares available for sale. In addi- tion,
                                               the  Shares  may be  issued  at a  discount  to the
                                               market  price  for  such  Shares,   which  may  put
                                               downward pressure on the market price for Shares of
                                               the Trust.
--------------------------------------------------------------------------------------------------
 Limited Secondary Market for Senior Loans     Because  of a limited  secondary  market for Senior
                                               Loans,  the Trust may be limited in its  ability to
                                               sell  portfolio   holdings  at  carrying  value  to
                                               generate gains or avoid losses.
--------------------------------------------------------------------------------------------------
 Demand for Senior Loans                       An  increase  in demand  for  Senior  Loans may ad-
                                               versely  affect  the rate of  interest  payable  on
                                               Senior Loans acquired by the Trust.
--------------------------------------------------------------------------------------------------

                                 TRUST EXPENSES

The following table is intended to assist the Trust's shareholders (the "Shareholders") in understanding the various costs and expenses associated with investing in the Trust.(1)


                                                                 Net Assets        Net Assets
                                                                    Plus             Without
                                                                Borrowings(2)     Borrowings(3)
                                                                -------------     -------------
Shareholder Transaction Expenses
   Shareholder Investment Program
   Commission (as a percentage of offering price)(4)   ......       1.00%             1.00%
   Shareholder Investment Program Fees  .....................       NONE              NONE
   Privately Negotiated Transactions
   Commission (as a percentage of offering price)(4)   ......       3.00%             3.00%
   Shareholder Investment Program Fees  .....................       NONE              NONE
Annual Expenses (as a percentage of net assets
 attributable to Shares)
   Management and Administrative Fees(5)   ..................       1.26%             0.91%
   Other Operating Expenses(6)    ...........................       0.23%             0.22%
                                                                    -----             -----
Total Annual Expenses before Interest   .....................       1.49%             1.13%
Interest Expense on Borrowed Funds   ........................       3.07%             0.00%
                                                                    -----             -----
Total Annual Expenses    ....................................       4.56%             1.13%
                                                                   =====             =====

-----------------------
(1) The calculations in the fee table above are based on the Trust's expenses as a percentage of net assets. Certain expenses of the Trust, such as management and administrative fees, are calculated on the basis of net assets plus borrowings. If the Trust's expenses are calculated on the basis of net assets plus borrowings (including borrowings equal to 331|M/3% of net assets plus borrowings), the annual expenses in the fee table would read as follows:

     Annual Expenses (as a percentage of net assets plus borrowings attributable to Shares)
       Management and Administrative Fees ................................................ 0.84%
       Other Operating Expenses  ......................................................... 0.15%
                                                                                           -----
       Total Annual Expenses before Interest Expense0 .................................... 0.99%
       Interest Expense on Borrowed Funds ................................................ 2.05%
                                                                                           -----
       Total Annual Expenses  ............................................................ 3.04%
                                                                                           =====


     Borrowing may be made for the purpose of acquiring additional income-producing investments when the Investment Manager believes that such use of borrowed proceeds will enhance the Trust's net yield.
(2) Expenses are calculated based upon the Trust's net assets plus outstanding borrowings (at 331|M/3% of net assets plus borrowings) and are shown as a percentage of net assets.
(3) Expense ratios are calculated based upon net assets of the Trust and assume that no borrowings have been made.
(4) In connection with optional cash investments in excess of $5,000 pursuant to a waiver, a commission of up to 1.00% of the amount of such investment may be paid to PASI for services in connection with the sale of the Shares, while in connection with certain privately negotiated transactions, a commission of up to 3.00% of such investment may be paid to PASI. PASI may allow all or some of such commission to other broker-dealers. See "Distribution Arrangements." No commissions will be paid by the Trust or its Shareholders in connection with the reinvestment of dividends and capital gains distributions or in connection with optional cash investments up to the maximum of $5,000 per month.

(5) Pursuant to an investment management agreement with the Trust, PAII is entitled to receive a fee of 0.80% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings. PAII has agreed to reduce its management fee until November 12, 1999 to 0.60% on that portion of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $1.15 billion. See "Investment Management and Other Services -- Investment Manager." Pursuant to its Administration Agreement with the Trust, Pilgrim America Group, Inc. ("PAGI" or the "Administrator"), the Trust's Administrator, is entitled to receive a fee of 0.15% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, up to $800 million; and 0.10% of the average daily net assets, plus the proceeds of any outstanding borrowings, in excess of $800 million. See "Investment Management and Other Services -- The Administrator."

(6) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.


     The following example applies to shares issued in connection with the Trust's Shareholder Investment Program. Because the assumed amount amount of investment in the example is $1,000, the example does not reflect the maximum front-end commission of 1.00% on sales of greater than $5,000 per month pursuant to a request for waiver.


-------------------------------------------------------------------------------------------------
                    Example                          1 year     3 years     5 years     10 years
-------------------------------------------------------------------------------------------------

  You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return and where
 the Trust has borrowed   ........................     $46        $138        $231          $466

-------------------------------------------------------------------------------------------------
  You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return and where
 the Trust has not borrowed  .....................     $12        $ 36        $ 62          $137
-------------------------------------------------------------------------------------------------

     The   following  example  applies  to  shares  issued  in  connection  with
privately   negotiated   transactions,   which  may  have  a  maximum  front-end
commission of 3.0%.

-------------------------------------------------------------------------------------------------
                    Example                          1 year     3 years     5 years     10 years
-------------------------------------------------------------------------------------------------

  You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return and where
 the Trust has borrowed   ........................     $74        $164        $254          $482

-------------------------------------------------------------------------------------------------
  You would pay the following expenses on a $1,000
 investment, assuming a 5% annual return and where
 the Trust has not borrowed  .....................     $41        $ 65        $ 90          $163
-------------------------------------------------------------------------------------------------

These hypothetical examples assume that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Annual Expenses above remain the same in the years shown. The above tables and the assumption in the hypothetical example of a 5% annual return are required by regulation of the Commission applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Trust's Shares. For more complete descriptions of certain of the Trust's costs and expenses, see "Investment Management and Other Services."

The foregoing examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

                FINANCIAL HIGHLIGHTS AND INVESTMENT PERFORMANCE

Financial Highlights Table

The table below sets forth selected financial information which has been derived from the financial statements in the Trust's Annual Report dated as of February 28, 1998. For the fiscal years ended February 28, 1998 and 1997, and
February 29, 1996, the information in the table below has been audited by KPMG Peat Marwick LLP, independent certified public accountants. For all periods ending prior to February 29, 1996, the financial information was audited by the Trust's former auditors. This information should be read in conjunction with the Financial Statements and Notes thereto included in the Trust's February 28, 1998 Annual Report to Shareholders, which contains further information about the Trust's performance, and which is available to Shareholders upon request and without charge.

                                                     Year Ended February 28 or February 29,
                                                   -----------------------------------------
                                                       1998           1997(8)        1996(6)
                                                       ----           -------        -------
Per Share Operating Performance
NAV, beginning of period    .....................  $     9.45    $       9.61       $   9.66
                                                   ----------    ------------       --------
Net investment income    ........................        0.87            0.82           0.89
Net realized and unrealized gain (loss)
 on investment  .................................       (0.13)          (0.02)         (0.08)
                                                   ----------    ------------       --------
Increase in NAV from investment operations    ...        0.74            0.80           0.81
Distributions from net investment income   ......       (0.85)          (0.82)         (0.86)
Reduction in NAV from rights offering.  .........          --           (0.14)            --
Increase in NAV from repurchase of
 capital stock  .................................          --              --             --
                                                   ----------    ------------       --------
NAV, end of period    ...........................  $     9.34    $       9.45       $   9.61
                                                   ==========    ============       ========
Closing market price at end of period   .........  $    10.31    $      10.00       $   9.50
                                                   ==========    ============       ========
Total Return
Total investment return at closing
 market price(3)   ..............................       12.70%          15.04%(5)     19.19%
Total investment return based on NAV(4)    ......        8.01%           8.06%(5)      9.21%
Ratios/ Supplemental Data
Net assets, end of period (000's)    ............  $1,034,403    $  1,031,089       $862,938
Average Borrowings (000's)  .....................  $  346,110    $    131,773             --
Ratios to average net assets plus borrowings:
 Expenses (before interest and other fees
  related to revolving credit facility)    ......        1.04%           1.13%            --
 Expenses.   ....................................        2.65%           1.92%            --
 Net investment income   ........................        6.91%           7.59%            --
Ratios to average net assets:
 Expenses (before interest and other fees
  related to revolving credit facility) .........        1.39%           1.29%            --
 Expenses    ....................................        3.54%           2.20%          1.23%
 Net investment income   ........................        9.23%           8.67%          9.23%
Portfolio turnover rate  ........................          90%             82%            88%
Shares outstanding at end of period (000's)   ...     110,764         109,140         89,794
Average daily balance of debt outstanding
 during the period (000's) (7)    ...............  $  346,110    $    131,773       $     --
Average monthly shares outstanding during
 the period (000's)   ...........................     109,998          95,917         89,794
Average amount of debt per share during
 the period(7)  .................................  $     3.15    $       1.37       $     --

                                                         1995            1994         1993           1992             1991
                                                         ----            ----         ----           ----             ----
Per Share Operating Performance
NAV, beginning of period    ..................... $       10.02      $   10.05     $   9.96    $       9.97       $    10.00
                                                  -------------      ----------    --------    ------------       ----------
Net investment income    ........................          0.74           0.60         0.60            0.76             0.98
Net realized and unrealized gain (loss)
 on investment  .................................          0.07          (0.05)        0.01           (0.02)           (0.05)
                                                  -------------      ----------    --------    ------------       ----------
Increase in NAV from investment operations    ...          0.81           0.55         0.61            0.74             0.93
Distributions from net investment income   ......         (0.73)         (0.60)       (0.57)          (0.75)           (0.96)
Reduction in NAV from rights offering.  .........         (0.44)            --           --              --               --
Increase in NAV from repurchase of
 capital stock  .................................            --           0.02         0.05              --               --
                                                  -------------      ----------    --------    ------------       ----------
NAV, end of period    ........................... $        9.66      $   10.02     $  10.05    $       9.96       $     9.97
                                                  =============      ==========    ========    ============       ==========
Closing market price at end of period   ......... $        8.75      $   $9.25     $   9.13    $         --       $       --
                                                  =============      ==========    ========    ============       ==========
Total Return
Total investment return at closing
 market price(3)   ..............................          3.27%(5)       8.06%       10.89%             --               --
Total investment return based on NAV(4)    ......          5.24%(5)       6.28%        7.29%           7.71%            9.74%
Ratios/ Supplemental Data
Net assets, end of period (000's)    ............ $     867,083      $ 719,979     $738,810    $    874,104       $1,158,224
Average Borrowings (000's)  .....................            --             --           --              --               --
Ratios to average net assets plus borrowings:
 Expenses (before interest and other fees
  related to revolving credit facility)    ......            --             --           --              --               --
 Expenses.   ....................................            --             --           --              --               --
 Net investment income   ........................            --             --           --              --               --
Ratios to average net assets:
 Expenses (before interest and other fees
  related to revolving credit facility) .........            --             --           --              --               --
 Expenses    ....................................          1.30%          1.31%        1.42%           1.42%(2)         1.38%
 Net investment income   ........................          7.59%          6.04%        5.88%           7.62%(2)         9.71%
Portfolio turnover rate  ........................           108%            87%          81%             53%              55%
Shares outstanding at end of period (000's)   ...        89,794         71,835       73,544          87,782          116,022
Average daily balance of debt outstanding
 during the period (000's) (7)    ............... $       2,811      $      --     $    636    $      8,011       $    2,241
Average monthly shares outstanding during
 the period (000's)   ...........................        74,598             --       79,394         102,267          114,350
Average amount of debt per share during
 the period(7)  ................................. $        0.04      $      --     $   0.01    $       0.08       $     0.02

                                                                          May 12,
                                                                         1988* to
                                                                         February
                                                         1990            28, 1989
                                                         ----            --------
Per Share Operating Performance
NAV, beginning of period    ..................... $       10.00       $       10.00
                                                  -------------       -------------
Net investment income    ........................          1.06                0.72
Net realized and unrealized gain (loss)
 on investment  .................................            --                 --
                                                  -------------       -------------
Increase in NAV from investment operations    ...          1.06                0.72
Distributions from net investment income   ......         (1.06)              (0.72)
Reduction in NAV from rights offering.  .........            --                 --
Increase in NAV from repurchase of
 capital stock  .................................            --                 --
                                                  -------------       -------------
NAV, end of period    ........................... $       10.00       $       10.00
                                                  =============       =============
Closing market price at end of period   ......... $          --       $         --
                                                  =============       =============
Total Return
Total investment return at closing
 market price(3)   ..............................            --                 --
Total investment return based on NAV(4)    ......         11.13%               7.35%
Ratios/ Supplemental Data
Net assets, end of period (000's)    ............ $   1,036,470       $     252,998
Average Borrowings (000's)  .....................            --                 --
Ratios to average net assets plus borrowings:
 Expenses (before interest and other fees
  related to revolving credit facility)    ......            --                 --
 Expenses.   ....................................            --                 --
 Net investment income   ........................            --                 --
Ratios to average net assets:
 Expenses (before interest and other fees
  related to revolving credit facility) .........            --                 --
 Expenses    ....................................          1.46%(2)            1.18%(1)(2)
 Net investment income   ........................         10.32%(2)            9.68%(1)(2)
Portfolio turnover rate  ........................           100%                 49%(1)
Shares outstanding at end of period (000's)   ...       103,660              25,294
Average daily balance of debt outstanding
 during the period (000's) (7)    ............... $          --       $         --
Average monthly shares outstanding during
 the period (000's)   ...........................            --                 --
Average amount of debt per share during
 the period(7)  ................................. $          --       $         --

------------
 * Commencement of operations.
(1) Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989 and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were
    initially   listed   for   trading  on  the  NYSE.  Accordingly,  the  total
    investment return for the year ended February 28, 1993, covers only the period from March 9, 1992 to February 28, 1993. Total investment return for the periods prior to the year ended February 28, 1993 is not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.
(4) Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(5) Calculation of total return excludes the effect of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.
(6) PAII, the Trust's Investment Manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(7) Prior to May 2, 1996, the Trust borrowed to enable it to purchase Shares in connection with periodic tender offers. On May 2, 1996, the Trust received shareholder approval to borrow for investment purposes. As of February 28, 1998, the Trust had outstanding borrowings of $342,000,000 under a $515,000,000 line of credit. See "Policy on Borrowing" in this section.
(8) PAII has agreed to reduce its fee for a period of three years from November 12, 1996 (the expiration of the 1996 rights offering) to 0.60% of the Trust's average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.

Trust Characteristics and Composition

The following tables set forth certain information with respect to the characteristics and the composition of the Trust's investment portfolio in terms of percentages of net assets and total assets as of February 28, 1998.

------------------------------------------------------------------------------
                             Trust Characteristics
------------------------------------------------------------------------------
  Net Assets                                                   $1,034,402,810
------------------------------------------------------------------------------
  Assets Invested in Senior Loans                             $1,352,588,772*
------------------------------------------------------------------------------
  Outstanding Borrowings                                         $342,000,000
------------------------------------------------------------------------------
  Total Number of Senior Loans                                            132
------------------------------------------------------------------------------
  Average Amount Outstanding per Senior Loan                      $10,246,885
------------------------------------------------------------------------------
  Total Number of Industries                                               28
------------------------------------------------------------------------------
  Portfolio Turnover Rate                                                 90%
------------------------------------------------------------------------------
  Average Senior Loan Amount per Industry                         $48,306,742
------------------------------------------------------------------------------
  Weighted Average Days to Interest Rate Reset                        46 days
------------------------------------------------------------------------------
  Average Senior Loan Maturity                                      68 months
------------------------------------------------------------------------------
  Average Age of Senior Loans Held in Portfolio                     12 months
------------------------------------------------------------------------------
(*Includes Senior Loans and other securities received through restructures)

-----------------------------------------------------------------------------
                     Top 10 Industries As a % of
-----------------------------------------------------------------------------
                                               Net Assets     Total Assets
 Healthcare, Education and Childcare               17.3%         12.9%
 Beverage, Food and Tobacco                        10.5%          7.8%
 Electronics                                        9.9%          7.4%
 Chemicals, Plastics and Rubber                     8.8%          6.5%
 Automobile                                         7.7%          5.7%
 Buildings and Real Estate                          6.3%          4.7%
 Personal, Food and Miscellaneous Services          5.9%          4.4%
 Broadcasting                                       5.6%          4.2%
 Printing and Publishing                            5.2%          3.9%
 Telecommunications                                 5.1%          3.8%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                     Top 10 Senior Loan Holdings As a % of
-----------------------------------------------------------------------------
                                               Net Assets     Total Assets
 MAFCO Financial Corp.                              2.9%          2.2%
 Community Health Systems                           2.4%          1.8%
 Favorite Brands International                      2.3%          1.7%
 Outsourcing Solutions                              2.0%          1.5%
 Papa Gino's, Inc.                                  2.0%          1.5%
 Fairchild Semiconductor Corp.                      2.0%          1.5%
 Integrated Health Services                         1.9%          1.4%
 Sun Healthcare                                     1.9%          1.4%
 24-Hour Fitness, Inc.                              1.9%          1.4%
 Atlas Freighter Leasing                            1.9%          1.4%
-----------------------------------------------------------------------------

Policy on Borrowing


Beginning in May of 1996, the Trust began a policy of borrowing for investment purposes. The Trust seeks to use proceeds from borrowing to acquire income-producing investments which, by their terms, pay interest at a rate higher than the rate the Trust pays on borrowings. Accordingly, borrowing has the potential to increase the Trust's total income. The Trust currently is a party to credit facilities with financial institutions that permit the Trust to borrow up to $717,000,000. Interest is payable on the credit facilities by the Trust at a variable rate that is tied to LIBOR, the federal funds rate, or a commercial paper based rate, plus a facility fee on unused commitments. As of June 30, 1998, the Trust had outstanding borrowings of $464,000,000. The lenders under the credit facilities have a security interest in all assets of the Trust. The lenders have the right to liquidate Trust assets in the event of default by the Trust, and the Trust may be inhibited from paying dividends in the event of a material adverse event or condition respecting the Trust or Investment Manager until outstanding debts are paid or until the event or condition is cured. The Trust is permitted to borrow up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. See "Risk Factors and Special Considerations -- Borrowing and Leverage."


Trading And NAV Information

The following table shows for the Trust's Shares for the periods indicated: (1) the high and low closing prices as shown on the NYSE Composite Transaction Tape; (2) the NAV per Share represented by each of the high and low closing prices as shown on the NYSE Composite Transaction Tape; and (3) the discount from or premium to NAV per Share (expressed as a percentage) represented by these closing prices. The table also sets forth the aggregate number of shares traded as shown on the NYSE Composite Transaction Tape during the respective quarter.

                                                                                   Premium/(Discount)
                                  Price                       NAV                        To NAV
                         ---------------------     -----------------------     -------------------------     Reported
 Calendar Quarter Ended    High         Low          High           Low           High           Low        NYSE Volume
                           ----         ---          ----           ---           ----           ---        -----------

December 31, 1994        $  9.875     $  9.000     $  10.080     $  10.020         (2.03)%       (10.18)%    15,590,400
March 31, 1995              9.000        8.500        10.040         9.650        (10.36)        (11.92)     24,778,200
June 30, 1995               9.250        8.750         9.650         9.600         (4.15)         (8.85)     16,974,600
September 30, 1995          9.375        8.875         9.660         9.660         (2.95)         (8.13)     15,325,900
December 31, 1995           9.500        9.000         9.650         9.620         (1.55)         (6.45)     16,428,200
March 31, 1996              9.625        9.250         9.610         9.590          0.16          (3.55)     17,978,300
June 30, 1996               9.750        9.375         9.610         9.570          1.46          (2.04)     13,187,700
September 30, 1996         10.000        9.500         9.560         9.580          4.60          (0.84)     15,821,000
December 31, 1996          10.000        9.250         9.580         9.430          4.38          (1.91)     28,740,200
March 31, 1997             10.000        9.625         9.390         9.420          6.50           2.18      18,483,600
June 30, 1997              10.125        9.875         9.400         9.380          7.71           5.28      18,863,600
September 30, 1997         10.250       10.000         9.400         9.410          9.04           6.27      15,034,200
December 31, 1997          10.375       10.125         9.310         9.380         11.44           7.94      13,270,900
March 31, 1998             10.500        9.875         9.360         9.340         12.18           5.73      15,588,500
June 30, 1998              10.250        9.875         9.360         9.330          9.51           5.84      16,225,800

The following chart shows, for the Trust's Shares for the period from March 3, 1995 to August 7, 1998: (1) the closing price of the Shares as shown on the NYSE Composite Transaction Tape; (2) the NAV of the Shares; and (3) the discount or premium to NAV.


DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------

08/07/98  10.000    9.280      7.76         04/24/98  10.000   9.330      7.18
07/31/98  10.000    9.330      7.18         04/17/98  10.063   9.320      7.97
07/24/98   9.938    9.320      6.63         04/10/98   9.938   9.300      6.85
07/17/98  10.000    9.300      7.53         04/03/98  10.063   9.360      7.51
07/10/98  10.000    9.300      7.53         03/27/98   9.875   9.340      5.73

07/03/98  10.063    9.350      7.62         03/20/98  10.000   9.330      7.18
06/26/98   9.938    9.340      6.40         03/13/98  10.125   9.310      8.75
06/19/98   9.938    9.320      6.63         03/06/98  10.250   9.290     10.33
06/12/98  10.000    9.310      7.41         02/27/98  10.313   9.340     10.41
06/05/98  10.125    9.370      8.06         02/20/98  10.313   9.340     10.41

05/29/98  10.250    9.360      9.51         02/13/98  10.250   9.340      9.74
05/22/98  10.188    9.330      9.19         02/06/98  10.250   9.320      9.98
05/15/98  10.188    9.310      9.43         01/30/98  10.250   9.380      9.28
05/08/98  10.063    9.290      8.32         01/23/98  10.500   9.360     12.18
05/01/98  10.125    9.340      8.40         01/16/98  10.313   9.340     10.41

DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------
01/09/98  10.313    9.330     10.53         09/26/97  10.188  9.390       8.49
01/02/98  10.313    9.310     10.77         09/19/97  10.188  9.380       8.61
12/26/97  10.375    9.390     10.49         09/12/97  10.125  9.350       8.29
12/19/97  10.375    9.380     10.61         09/05/97  10.125  9.330       8.52
12/12/97  10.250    9.360      9.51         08/29/97  10.125  9.400       7.71

12/05/97  10.250    9.340      9.74         08/22/97  10.125  9.380       7.94
11/28/97  10.250    9.390      9.16         08/15/97  10.188  9.370       8.72
11/21/97  10.188    9.390      8.49         08/08/97  10.125   n.a.        n.a
11/14/97  10.188    9.360      8.84         08/01/97  10.188  9.430       8.03
11/07/97  10.250    9.350      9.63         07/25/97  10.125  9.410       7.60

10/31/97  10.250    9.400      9.04         07/18/97  10.000  9.380       6.61
10/24/97  10.313    9.390      9.82         07/11/97  10.000  9.380       6.61
10/17/97  10.188    9.380      8.61         07/04/97  10.000  9.430       6.04
10/10/97  10.188    9.360      8.84         06/27/97  10.031  9.420       6.49
10/03/97  10.250    9.410      8.93         06/20/97  10.125  9.400       7.71

DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------
06/13/97  10.125    9.390      7.83         02/28/97   9.875   9.450      4.50
06/06/97  10.063    9.370      7.39         02/21/97   9.875   9.430      4.72
05/30/97  10.063    9.420      6.82         02/14/97  10.000    n.a.      n.a.
05/23/97  10.125    9.400      7.71         02/07/97   9.750   9.410      3.61
05/16/97   9.875    9.380      5.28         01/31/97   9.750   9.460      3.07

05/09/97  10.000    9.370      6.72         01/24/97   9.813   9.440      3.95
05/02/97  10.000    9.420      6.16         01/17/97   9.750   9.430      3.39
04/25/97  10.000    9.420      6.16         01/10/97   9.875   9.410      4.94
04/18/97  10.125    9.400      7.71         01/03/97   9.875   9.390      5.17
04/11/97  10.125    9.380      7.94         12/27/96   9.750   9.380      3.94

04/04/97  10.125    9.440      7.26         12/20/96   9.750    n.a.      n.a.
03/28/97   9.875    9.420      4.83         12/13/96   9.625   9.410      2.28
03/21/97   9.750    9.410      3.61         12/06/96   9.375   9.390      -.16
03/14/97  10.000    9.390      6.50         11/29/96   9.375   9.450      -.79
03/07/97  10.000    9.400      6.38         11/22/96   9.375   9.430      -.58

DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------
11/15/96   9.375    9.560     -1.94         08/02/96   9.813   9.620      2.00
11/08/96   9.250    9.560     -3.24         07/26/96   9.750   9.600      1.56
11/01/96   9.438    9.610     -1.80         07/19/96   9.625   9.580       .47
10/25/96   9.625    9.600       .26         07/12/96   9.625   9.570       .57
10/18/96   9.625    9.580       .47         07/05/96   9.750   9.550      2.09

10/11/96   9.750    9.570      1.88         06/28/96   9.750   9.610      1.46
10/04/96   9.875    9.620      2.65         06/21/96   9.625   9.590       .36
09/27/96   9.875    9.600      2.86         06/14/96   9.750   9.570      1.88
09/20/96   9.625    9.580       .47         06/07/96   9.625   9.560       .68
09/13/96  10.000    9.560      4.60         05/31/96   9.500   9.610     -1.14

09/06/96   9.875     n.a.      n.a.         05/24/96   9.625   9.590       .36
08/30/96   9.875    9.600      2.86         05/17/96   9.625   9.570       .57
08/23/96   9.875    9.600      2.86         05/10/96   9.500   9.560      -.63
08/16/96   9.875    9.580      3.08         05/03/96   9.625   9.600       .26
08/09/96   9.875    9.560      3.29         04/26/96   9.500   9.580      -.84

DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------
04/19/96   9.625    9.570       .57         01/05/96   9.375   9.590     -2.24
04/12/96   9.625    9.550       .79         12/29/95   9.250   9.580     -3.44
04/05/96   9.500    9.540      -.42         12/22/95   9.375   9.630     -2.65
03/29/96   9.625    9.610       .16         12/15/95   9.375   9.630     -2.65
03/22/96   9.375    9.590     -2.24         12/08/95   9.250   9.610     -3.75

03/15/96   9.375    9.570     -2.04         12/01/95   9.125   9.670     -5.64
03/08/96   9.375     n.a.      n.a.         11/24/95   9.125   9.650     -5.44
03/01/96   9.375    9.610     -2.45         11/17/95   9.250   9.620     -3.85
02/23/96   9.500    9.610     -1.14         11/10/95   9.000   9.620     -6.44
02/16/96   9.375    9.590     -2.24         11/03/95   9.125   9.670     -5.64

02/09/96   9.375    9.580     -2.14         10/27/95   9.250   9.660     -4.24
02/02/96   9.313    9.640     -3.40         10/20/95   9.250   9.640     -4.05
01/26/96   9.375    9.620     -2.55         10/13/95   9.375   9.620     -2.55
01/19/96   9.375    9.620     -2.55         10/06/95   9.375   9.610     -2.45
01/12/96   9.375    9.600     -2.34         09/29/95   9.375   9.660     -2.95

DATE      PRICE      NAV      %PREM         DATE      PRICE     NAV      %PREM
--------------------------------------------------------------------------------
09/22/95   9.250    9.640    -4.05          06/09/95   9.125   9.620     -5.15
09/15/95   9.375    9.630    -2.65          06/02/95   9.000   9.670     -6.93
09/08/95   9.250    9.610    -3.75          05/26/95   8.875   9.660     -8.13
09/01/95   9.250    9.670    -4.34          05/19/95   9.000   9.640     -6.64
08/25/95   9.250    9.640    -4.05          05/12/95   8.875   9.620     -7.74

08/18/95   9.125    9.620    -5.15          05/05/95   8.875   9.600     -7.55
08/11/95   9.000    9.610    -6.35          04/28/95   8.875   9.660     -8.13
08/04/95   9.125    9.670    -5.64          04/21/95   8.875   9.640     -7.94
07/28/95   9.000    9.650    -6.74          04/14/95   8.750   9.620     -9.04
07/21/95   8.875    9.630    -7.84          04/07/95   8.750   9.610     -8.95

07/14/95   9.000    9.620    -6.44          03/31/95   8.750   9.670     -9.51
07/07/95   9.125    9.600    -4.95          03/24/95   8.750   9.650     -9.33
06/30/95   9.125    9.650    -5.44          03/17/95   8.750   9.630     -9.14
06/23/95   9.125    9.650    -5.44          03/10/95   8.750   9.610     -8.95
06/16/95   9.000    9.630    -6.54          03/03/95   8.750   9.660     -9.42

Source: BLOOMBERG Financial Markets.

On         , 1998, the last reported sale price of a Share of the Trust's Shares
on  the  NYSE  was  $       . The Trust's NAV on        , 1998 was $       . See
"Net  Asset Value" in the SAI. On        , 1998, the last reported sale price of
a  share  of  the  Trust's  Common  Shares  on the NYSE ($       ) represented a
       % premium above NAV ($       ) as of that date.

The Trust's Shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's Shares were listed on the NYSE. The Trust cannot predict whether its Shares will trade in the future at a premium or discount to NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV.

Investment Performance

                              Morningstar Ratings


For the three-year, five-year and ten-year periods ended June 30, 1998, the Trust had a 4 star, 4 star and 5 star Morningstar risk-adjusted performance rating, when rated among 141, 116 and 49 fixed income closed-end funds, respectively. The Trust's overall rating through June 30, 1998, was 5 stars.1 For the three-year, five-year and ten-year periods ended June 30, 1998, the Trust's risk score placed the Trust 1st out of 32, 30 and 24 Corporate Bond -- General funds. For the three-year, five-year and ten-year periods ended June 30, 1998, the Trust's risk score placed the Trust 1st, 2nd and 1st out of all closed-end funds (463, 386 and 108 closed-end funds, respectively) tracked by Morningstar.2 Morningstar's risk score evaluates an investment company's downside volatility relative to all other investment companies in its class.


                                Lipper Rankings


According to Lipper Analytical Services, Inc. ("Lipper") (a company that calculates and publishes rankings of closed-end and open-end management investment companies), for the one-, three-, five- and ten-year periods ended June 30, 1998, the Trust ranked first among all funds in the Loan Participation Fund Category of closed-end funds, defined by Lipper to include closed-end management investment companies that invest in Senior Loans. Investors should note that past performance is no assurance of future results.

        Periods ended                      Total        Number of Funds
        June 30, 1998     Ranking(3)     Return (3)     in Category (4)
       ---------------   ------------   ------------   -----------------

         One year            1               8.74%            8
         Three years         1              28.22%            6
         Five years          1              48.85%            5
         Ten Years           1             126.93%            1
------------
(1) The Trust's overall rating is based on a weighted average of its performance for the three-year, five-year and ten-year periods ended June 30, 1998.
(2) Morningstar's taxable bond fund category includes Corporate Bond -- General, Government Bond, International Bond and Multisector Bond funds. On Morningstar's risk-adjusted performance rating system, funds falling into the top 10% of all funds within their category are awarded five stars and funds in the next 22.5% receive four stars, and the next 35% receive three stars. Morningstar ratings are calculated from the Trust's three, five and ten year returns (with fee adjustment, if any) in excess of 90-day Treasury bill returns, and a risk factor that reflects the Trust's performance below 90-day Treasury bill returns. The ratings are subject to change every month. Morningstar ranks funds within the Corporate Bond -- General category and the closed-end universe for risk for the three, five and ten-year periods based upon their downside volatility compared to a 90-day Treasury bill.
(3) Ranking is based on total return. Total return is measured on the basis of NAV at the beginning and end of each period, assuming the reinvestment of all dividends and distributions, but not reflecting the January 1995 and November 1996 rights offerings. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992. As part of the 1996 rights offering the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.

(4) This category includes other closed-end investment companies that, unlike the current practices of the Trust, offer their shares continuously and have conducted periodic tender offers for their shares. These practices may have affected the total returns of these companies.

             Comparative Performance -- Trailing 12 Month Average

Presented below are distribution rates for the Trust. Also shown are distribution rates of a composite of other investment companies with investment objectives and policies comparable to those of the Trust. In addition, presented below are various benchmark indicators of interest and borrowing rates. The distribution rates for the Trust and the composite of the other investment companies are calculated using actual distributions annualized for the preceding twelve months.

              Pilgrim
              America
Month         Prime Rate     Composite     Prime        60-Day
Ended         Trust          Average       Rate         LIBOR
-----         ----------     ---------     -----        ------

1/31/91        9.675%        9.537%        9.917%       8.063%
2/28/91        9.627%        9.501%        9.833%       7.943%
3/31/91        9.500%        9.421%        9.750%       7.792%
4/30/91        9.379%        9.340%        9.667%       7.579%
5/31/91        9.203%        9.256%        9.542%       7.386%
6/30/91        9.052%        9.031%        9.417%       7.199%
7/31/91        8.896%        8.873%        9.292%       7.032%
8/31/91        8.730%        8.660%        9.167%       6.834%
9/30/91        8.527%        8.476%        9.000%       6.600%
10/31/91       8.372%        8.270%        8.833%       6.365%
11/30/91       8.160%        8.039%        8.625%       6.084%
12/31/91       7.963%        7.779%        8.375%       5.818%
1/31/92        7.739%        7.587%        8.125%       5.574%
2/29/92        7.526%        7.340%        7.917%       5.349%
3/31/92        7.382%        7.133%        7.708%       5.157%
4/30/92        7.199%        6.959%        7.500%       4.990%
5/31/92        7.072%        6.774%        7.333%       4.823%
6/30/92        6.939%        6.674%        7.167%       4.641%
7/31/92        6.790%        6.534%        6.958%       4.432%
8/31/92        6.671%        6.353%        6.750%       4.250%
9/30/92        6.578%        6.194%        6.583%       4.063%
10/31/92       6.498%        6.041%        6.417%       3.932%
11/30/92       6.394%        5.888%        6.292%       3.844%
12/31/92       6.277%        5.838%        6.250%       3.755%
1/31/93        6.203%        5.725%        6.208%       3.677%
2/28/93        6.151%        5.705%        6.167%       3.589%
3/31/93        6.095%        5.675%        6.125%       3.500%
4/30/93        6.070%        5.698%        6.083%       3.432%
5/31/93        6.056%        5.608%        6.042%       3.375%
6/30/93        6.022%        5.521%        6.000%       3.318%
7/31/93        5.998%        5.476%        6.000%       3.302%
8/31/93        6.001%        5.460%        6.000%       3.281%
9/30/93        5.972%        5.443%        6.000%       3.281%
10/31/93       5.894%        5.453%        6.000%       3.266%
11/30/93       5.905%        5.433%        6.000%       3.224%
12/31/93       5.926%        5.475%        6.000%       3.219%
1/31/94        5.948%        5.496%        6.000%       3.214%
2/28/94        5.971%        5.489%        6.000%       3.255%
3/31/94        6.010%        5.472%        6.021%       3.302%
4/30/94        6.061%        5.388%        6.083%       3.385%
5/31/94        6.150%        5.443%        6.188%       3.484%
6/30/94        6.251%        5.545%        6.292%       3.609%
7/31/94        6.367%        5.639%        6.396%       3.734%
8/31/94        6.467%        5.744%        6.542%       3.875%
9/30/94        6.597%        5.906%        6.688%       4.042%
10/31/94       6.731%        6.012%        6.833%       4.219%
11/30/94       6.866%        6.175%        7.042%       4.432%
12/31/94       7.067%        6.374%        7.250%       4.677%
1/31/95        7.279%        6.551%        7.458%       4.927%
2/28/95        7.479%        6.791%        7.708%       5.135%
3/31/95        7.702%        7.067%        7.938%       5.333%
4/30/95        7.907%        7.261%        8.125%       5.495%
5/31/95        8.080%        7.412%        8.271%       5.625%
6/30/95        8.240%        7.598%        8.417%       5.734%
7/31/95        8.387%        7.672%        8.542%       5.828%
8/31/95        8.525%        7.761%        8.625%       5.854%
9/30/95        8.640%        7.818%        8.708%       5.911%
10/31/95       8.739%        7.886%        8.792%       5.943%
11/30/95       8.845%        7.919%        8.813%       5.930%
12/31/95       8.866%        7.877%        8.813%       5.878%
1/31/96        8.878%        7.853%        8.813%       5.812%
2/29/96        8.864%        7.670%        8.750%       5.739%
3/31/96        8.807%        7.534%        8.688%       5.677%
4/30/96        8.746%        7.441%        8.625%       5.622%
5/31/96        8.702%        7.407%        8.563%       5.573%
6/30/96        8.647%        7.257%        8.500%       5.527%
7/31/96        8.617%        7.203%        8.458%       5.503%
8/31/96        8.592%        7.147%        8.417%       5.524%
9/30/96        8.572%        7.066%        8.375%       5.493%
10/31/96       8.561%        7.033%        8.333%       5.456%
11/30/96       8.549%        7.002%        8.292%       5.422%
12/31/96       8.555%        6.896%        8.271%       5.413%
1/31/97        8.555%        6.814%        8.250%       5.422%
2/28/97        8.574%        6.869%        8.250%       5.436%
3/31/97        8.603%        6.879%        8.271%       5.459%
4/30/97        8.653%        6.908%        8.292%       5.483%
5/31/97        8.670%        6.913%        8.313%       5.507%
6/30/97        8.717%        6.936%        8.333%       5.523%
7/31/97        8.734%        6.960%        8.354%       5.529%
8/31/97        8.744%        6.964%        8.375%       5.544%
9/30/97        8.758%        6.967%        8.396%       5.560%
10/31/97       8.768%        6.987%        8.417%       5.581%
11/30/97       8.771%        6.970%        8.438%       5.615%
12/31/97       8.777%        7.064%        8.458%       5.633%
1/31/98        8.780%        7.066%        8.479%       5.639%
2/28/98        8.777%        7.081%        8.500%       5.655%
3/31/98        8.788%        7.048%        8.500%       5.652%
4/30/98        8.788%        7.071%        8.500%       5.647%
5/31/98        8.809%        7.015%        8.500%       5.642%
6/30/98        8.798%        6.988%        8.500%       5.640%

------------
(1) The distribution rate is the annualization of the Trust's distributions per Share, divided by the NAV of the Trust at month-end. For the one-year, five-year and ten-year periods ended June 30, 1998 and the period of May 12, 1988 (inception of the Trust) to June 30, 1998, the Trust's average annual total returns, based on NAV and assuming all rights were exercised, were 8.43%, 8.19%, 8.55% and 8.47%, respectively. The Trust's 30-day standardized yields as of June 30, 1998 were 8.39% at NAV and 7.83% at market. The Trust's expenses were partially waived for the fiscal year ended February 29, 1992. As part of the 1996 rights offering the Investment Manager has voluntarily reduced its management fee for the period from November 1996 through November 1999.
(2) The composite represents an unweighted average for investment companies included in Lipper Analytical Services, Inc.'s Loan Participation Fund
    Category  of  closed-end  funds  (for funds excluding the Trust in existence for the entire period shown). Historical yields are based on monthly dividends divided by corresponding month-end NAVs, annualized. The closed-end investment companies reflected in the composite, unlike the current practices of the Trust, offer their shares continuously and have conducted periodic tender offers for their shares. These practices may have affected the yield of these companies.
(3) The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.
(4) Source: BLOOMBERG Financial Markets.
(5) Source: IDD/Tradeline. The LIBOR rate is the London Inter-Bank Offered Rate and is the benchmark for determining the interest paid on more than 90% of the Senior Loans in the Trust's portfolio. Generally, the yield on such loans has reflected, during the periods presented, a premium of approximately 2% or more to LIBOR.

                       INVESTMENT OBJECTIVE AND POLICIES

The Trust's investment objective is to provide as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve its objective primarily by investing in interests in variable or floating rate Senior Loans, which, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity that is organized or domiciled in the United States, Canada or in U.S. territories and/or possessions. The Trust primarily invests in Senior Loans that have interest rates that float periodically based upon a benchmark indicator of prevailing interest rates, such as the Prime Rate or LIBOR, and will invest only in Senior Loans that are U.S. dollar-denominated. Under normal circumstances, at least 80% of the Trust's gross assets is invested in Senior Loans.

Under the Trust's policies, Senior Loans are considered loans that hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of PAII, in the category of senior debt of the borrower. Generally, the Senior Loans in which the Trust invests are fully collateralized with assets and/or cash flow that PAII believes have a market value at the time of acquisition that equals or exceeds the principal amount of the Senior Loan. The Trust also only purchases interests in Senior Loans of borrowers that PAII believes can meet debt service requirements from cash flow. Senior Loans vary in yield according to their terms and conditions, how often they pay interest, and when rates are reset. The Trust does not invest in Senior Loans whose interest rates are tied to non-domestic interest rates other than LIBOR.

Senior Loans that the Trust may acquire include participation interests in lease financings ("Lease Participations") where the collateral quality, credit quality of the borrower and the likelihood of payback are believed by PAII to be the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to a benchmark indicator of prevailing interest rates, such as LIBOR or the Prime Rate.

Subject to certain limitations, the Trust may acquire Senior Loans of borrowers engaged in any industry. With respect to no more than 25% of its total assets, the Trust may acquire Senior Loans that are unrestricted as to the percentage of a single issue the Trust may hold and, with respect to at least 75% of its total assets, the Trust will hold no more than 25% of the amount borrowed from all lenders in a single Senior Loan or other issue. The investment standards in this paragraph are fundamental and may not be changed without approval by Shareholders.

Investors should recognize that there can be no assurance that the investment objective of the Trust will be realized. Moreover, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Trust's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally. For additional information on Senior Loans, see "General Information on Senior Loans -- About Senior Loans."

Investment in the Trust's shares is intended to offer several benefits. The Trust offers investors the opportunity to seek a high level of current income by investing in a professionally managed portfolio comprised primarily of Senior Loans, a type of investment typically not available directly to individual investors. Other benefits are the professional credit analysis provided to the Trust by the Investment Manager and portfolio diversification.

The Trust can normally be expected to have a more stable net asset value per share than investment companies investing primarily in fixed income securities (other than money market funds and some short-term bond funds). Generally, the net asset value of the shares of an investment company which invests primarily in fixed-income securities changes as interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio normally can be expected to increase. The Investment Manager expects the Trust's net asset value to be relatively stable during normal market conditions, because the floating and variable rate Senior Loans in which the Trust invests float periodically in response to changes in interest rates. However, because variable interest rates only reset periodically, the Trust's net asset value may fluctuate from time to time in the event of an imperfect correlation between the interest rates on the Trust's loans and prevailing interest rates. Also, a default on a Senior Loan in which the Trust has invested or a sudden and extreme increase in prevailing interest rates may cause a decline in the Trust's net asset value. Changes in interest rates can be expected to affect the dividends paid by the Trust, so that the yield on an investment in the Trust's shares will likely fluctuate in response to changes in prevailing interest rates.

Portfolio Maturity

Although the Trust has no restrictions on portfolio maturity, normally at least 80% of the net assets invested in Senior Loans are composed of Senior Loans with maturities of one to ten years with rates of interest which typically reset either daily, monthly, or quarterly. The maximum period of time of interest rate reset on any Senior Loans in which the Trust may invest is one year. In addition, the Trust will ordinarily maintain a dollar-weighted average time to next interest rate adjustment on its Senior Loans of 90 days or less.

In the event of a change in the benchmark interest rate on a Senior Loan, the rate payable to lenders under the Senior Loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Trust as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Trust as lender would earn interest at a lower rate, but only on and after the reset date.

Credit Analysis

In acquiring a Senior Loan, PAII considers the following factors: positive cashflow coverage of debt service; adequate working capital; appropriate capital structure; leverage ratio consistent with industry norms; historical experience of attaining business and financial projections; the quality and experience of management; and adequate collateral coverage. The Trust does not impose any minimum standard regarding the rating of any outstanding debt securities of borrowers.

PAII performs its own independent credit analysis of the borrower. In so doing, PAII may utilize information and credit analyses from the agents that originate or administer loans, other lenders investing in a Senior Loan, and other sources. These analyses will continue on a periodic basis for any Senior Loan purchased by the Trust. See "Risk Factors and Special Considerations -- Credit Risks and Realization of Investment Objective."

Other Investments

Assets not invested in Senior Loans will generally consist of other instruments, including Hybrid Loans, unsecured loans, subordinated loans, short-term debt instruments with remaining maturities of 120 days or less (which may have yields tied to the Prime Rate, commercial paper rates, federal funds rate or LIBOR), longer term debt securities, equity securities acquired in connection with investment or restructuring of a Senior Loan, and other instruments as described under "Additional Information About Investments and Investment Techniques" in the SAI. Short-term instruments may include (i) commercial paper rated A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc., or of comparable quality as determined by PAII, (ii) certificates of deposit, bankers' acceptances, and other bank deposits and obligations, and (iii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. During periods when, in the opinion of PAII, a temporary defensive posture in the market is appropriate, the Trust may hold up to 100% of its assets in cash, or in the instruments described above

Hybrid Loans

The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). The Trust may invest only in Hybrid Loans that are secured debt of the borrower, although they may not in all instances be considered senior debt of the borrower. With Hybrid Loans, the Trust may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because the Trust's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans. The Trust will invest only in Hybrid Loans which meet credit standards established by PAII with respect to Hybrid Loans and nonetheless provide certain protections to the lender such as collateral maintenance or call protection. The Trust may only invest up to 20% of its assets in Hybrid Loans as part of its investment in "Other Investments" as described above, and Hybrid Loans will not count toward the 80% of the Trust's assets that are normally invested in Senior Loans.

Subordinated and Unsecured Loans

The Trust may also invest up to 5% of its total assets, measured at the time of investment, in subordinated and unsecured loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The Trust will acquire unsecured loans only where the Investment Manager believes, at the time of acquisition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. Subordinated and unsecured loans will constitute part of the Trust's investment in "Other
Investments" as described above, and will not count toward the 80% of the Trust's assets that are normally invested in Senior Loans. The maximum of 5% of the Trust's assets invested in subordinated and unsecured loans will constitute part of the 20% of the Trust's assets that may be invested in "Other Investments" as described above, and will not count toward the 80% of the Trust's assets that are normally invested in Senior Loans.

Use of Leverage

The Trust is permitted to borrow up to 33 1|M/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings.


The Trust is currently a party to credit facilities with financial institutions that permit the Trust to borrow up to $717,000,000. Borrowing may be made for the purpose of acquiring additional income-producing investments when the Investment Manager believes that such use of borrowed proceeds will enhance the Trust's net yield. The amount of outstanding borrowings may vary with prevailing market or economic conditions. In addition, although the Trust has not conducted a tender offer since 1992 or repurchased its shares since January 1994, in the event that it determines to again conduct a tender offer or repurchase its shares, the Trust may use borrowings to finance the purchase of its shares. For information on risks associated with borrowing, see "Risk Factors and Special Considerations -- Borrowing and Leverage."

                      GENERAL INFORMATION ON SENIOR LOANS


Primary Market Overview

The primary market for Senior Loans has become much larger and varied in recent years. The volume of loans originated in the Senior Loan market has increased from $376 billion in 1992 to $1.1 trillion in 1997. Senior Loans tailored to the institutional investor, such as the Trust, have increased from $2.5 billion in 1993 to nearly $25.0 billion in 1997. In 1997, the volume of leveraged loans (priced at LIBOR + 1.5% or higher) reached the highest level since 1989 with $194.0 billion in volume. Leveraged loan volume of $74.5 billion in the fourth quarter of 1997 is above fourth quarter volume in each of the preceding two years.

                         Year    Volume($bil.)
                         ----    -------------

                         1988      284.4
                         1989      333.2
                         1990      241.3
                         1991      234.4
                         1992      375.5
                         1993      389.3
                         1994      665.3
                         1995      816.9
                         1996      887.6
                         1997     1111.9

Source: Loan Pricing Corporation.

The total Senior Loan market for both leveraged and non-leveraged transactions has averaged an annual growth rate of 24.2% since 1992. The Trust's net assets, $734 million at the end of 1992 and $1 billion at the end of 1997, have grown at an average annual growth rate of 7.0% for the same period.

At the same time primary Senior Loan volume has grown, demand has remained strong as institutional investors other than banks have begun to enter the Senior Loan market. Investment companies, insurance companies, and private investment vehicles are joining U.S. and foreign banks as lenders. The entrance of new investors has helped grow the bank loan trading market with record volume of $62.0 billion during 1997. The active secondary market, coupled with banks' focus on portfolio management and the move toward standard market practices, has helped increase the liquidity for Senior Loans. With this growth in volume and demand, Senior Loans have adopted innovative structures and characteristics, as described elsewhere in this Prospectus.

About Senior Loans

Senior Loans vary from other types of debt in that they generally hold the most senior position in the capital structure of a borrower. Priority liens are obtained by the lenders that typically provide the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Trust may also receive guarantees as a form of collateral. The Trust may invest in Senior

Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. Generally, the agent on a Senior Loan is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions ("lenders") represented in each case by an agent ("agent"), which usually is one or more of the lenders. The Trust will acquire Senior Loans from and sell Senior Loans to the following lenders: money center banks, selected regional banks and selected non-banks, insurance companies, finance companies, other investment companies, private investment funds, and lending companies. The Trust may also acquire Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. On behalf of the lenders, generally the agent is primarily responsible for negotiating the loan agreement ("loan agreement"), which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent and the other original lenders typically have the right to sell interests ("participations") in their share of the Senior Loan to other participants. The agent and the other original lenders also may assign all or a portion of their interests in the Senior Loan to other participants.

The Trust's investment in Senior Loans generally may take one of several forms including: acting as one of the group of lenders originating a Senior Loan (an "original lender"); purchase of an assignment ("assignment") or a portion of a Senior Loan from a third party, or acquiring a participation in a Senior Loan. The Trust may pay a fee or forego a portion of interest payments to the lender selling a participation or assignment under the terms of such participation or assignment.

The agent that arranges a Senior Loan is frequently a commercial or investment bank or other entity that originates a Senior Loan and the entity that invites other parties to join the lending syndicate. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for documentation and administration of the Senior Loan. Agents are typically paid fees by the borrower for their services. The Trust may serve as the agent or co-agent for a Senior Loan. See "Additional Information About Investments and Investment Techniques -- Originating Senior Loans" in the SAI.

When the Trust is a member of the originating syndicate group for a Senior Loan, it may share in a fee paid to the original lenders. When the Trust is an original lender or acquires an assignment, it will have a direct contractual relationship with the borrower, may enforce compliance by the borrower with the terms of the Senior Loan agreement, and may have rights with respect to any funds acquired by other lenders through set-off. Lenders also have certain voting and consent rights under the applicable Senior Loan agreement. Action subject to lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

When the Trust is a purchaser of an assignment it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Assignments are, however, arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may be more limited than those held by the assigning lender. The Trust will purchase an assignment or act as lender with respect to a syndicated Senior Loan only where the agent with respect to such Senior Loan is determined by the Investment Manager to be creditworthy at the time of acquisition.

To a lesser extent, the Trust invests in participations in Senior Loans. With respect to any given Senior Loan, the rights of the Trust when it acquires a participation may be more limited than the rights of original lenders or of investors who acquire an assignment. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained. Participation by the Trust in a lender's portion of a Senior Loan typically results in the Trust having a contractual relationship only with the lender, not with the borrower. The Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing participations, the Trust generally will have no right to enforce compliance by the borrower with the terms of the Senior Loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower with the result that the Trust may be subject to delays, expenses and risks that are greater than those that exist where the Trust is the original lender, and the Trust may not directly benefit from the collateral supporting the Senior Loan because it may be treated as a creditor of the lender instead of the borrower. As a result, the Trust may assume the credit risk of both the borrower and the lender selling the participation. In the event of insolvency of the lender selling a participation, the Trust may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the borrower. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the Senior Loan may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct of the lender selling the participation. The Trust will only acquire participations if the lender selling the participations and any other persons interpositioned between the Trust and the lender are determined by the Investment Manager to be creditworthy.

When the Trust is an original lender, it will have a direct contractual relationship with the borrower. If the terms of an interest in a Senior Loan provide that the Trust is in privity with the borrower, the Trust has direct recourse against the borrower in the event the borrower fails to pay scheduled principal or interest. In all other cases, the Trust looks to the agent to use appropriate credit remedies against the borrower. When the Trust purchases an assignment, the Trust typically succeeds to the rights of the assigning lender under the Senior Loan agreement, and becomes a lender under the Senior Loan agreement. When the Trust purchases a participation in a Senior Loan, the Trust typically enters into a contractual arrangement with the lender selling the participation, and not with the borrower.

Should an agent become insolvent, or enter Federal Deposit Insurance Corporation ("FDIC") receivership or bankruptcy, any interest in the Senior Loan transferred by such person and any Senior Loan repayment held by the agent for the benefit of participants may be included in the agent's estate where the Trust acquires a participation interest from an original lender, should that original lender become insolvent, or enter FDIC receivership or bankruptcy, any interest in the Senior Loan transferred by the original lender may be included in its estate. In such an event, the Trust might incur certain costs and delays in realizing payment or may suffer a loss of principal and interest.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

The following summarizes certain risks that should be considered, among others, in connection with an investment in the Trust. For further information on risks associated with the possible investments of the Trust, see "Additional Information About Investments and Investment Techniques" in the Statement of Additional Information.

This   Prospectus   includes  certain  statements  that  may  be  deemed  to  be
"forward-looking statements." All statements, other than statements of historical facts, included in this Prospectus that address activities, events or developments that the Trust or PAII, as the case may be, expects, believes or anticipates will or may occur in the future, including such matters as the use of proceeds, investment strategies, and other such matters could be considered forward-looking statements. These statements are based on certain assumptions and analyses made by the Trust or PAII, as the case may be, in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, including the risk factors discussed below, general economic and business conditions, the investment opportunities (or lack thereof) that may be presented to and pursued by the Trust, changes in laws or regulations and other factors, many of which are beyond the control of the Trust. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those described in the forward-looking statements.

Discount From or Premium To NAV. The Trust's Shares have traded in the market above, at, and below NAV since March 9, 1992, when the Trust's shares were listed on the NYSE. The reasons for the Trust's Shares trading at a premium to or discount from NAV are not known to the Trust, nor can the Trust predict whether its Shares will trade in the future at a premium to or discount from NAV, and if so, the level of such premium or discount. Shares of closed-end investment companies frequently trade at a discount from NAV. The possibility that shares of the Trust will trade at a discount from NAV is a risk separate and distinct from the risk that the Trust's NAV may decrease.

Shares will be issued by the Trust pursuant to the Program only if the market price of the Shares, plus the estimated commissions of purchasing the Shares on the secondary market, is greater than NAV. In some circumstances, as described under "Plan of Distribution," the Trust may issue Shares at a price equal to a premium above NAV pursuant to the terms of the Program. At any time when shares of a closed-end investment company are purchased at a premium above NAV, the NAV of the shares purchased is less than the amount invested by the shareholder. Furthermore, to the extent that the Shares of the Trust are issued at a price equal to a premium above NAV, the Trust will receive and benefit from the difference in those amounts.

Credit Risks and Realization of Investment Objective. While all investments involve some amount of risk, Senior Loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. Although the Trust will generally invest in Senior Loans that will be fully collateralized with assets whose market value, at the time of acquisition, equals or exceeds the principal amount of the Senior Loan, the value of the collateral may decline below the principal amount of the Senior Loan subsequent to the Trust's investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Trust will be subject to the risk that this stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Senior Loans are also subject to the risk of nonpayment of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on Senior Loans held by the Trust, the Trust could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV of Trust Shares or the amount of its dividends. To the extent that the Trust's investment is in a Senior Loan acquired from another lender, the Trust may be subject to certain credit risks with respect to that lender. See "About Senior Loans." Further, there is no assurance that the liquidation of the collateral underlying a Senior Loan would satisfy the issuer's obligation to the Trust in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Trust may invest. As of February 28, 1998, approximately 1.31% of the Trust's net assets and 0.97% of total assets consisted of non-performing Senior Loans.

In the event of a bankruptcy of the borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy would be an assertion that the pledging of collateral to secure the Senior Loan constituted a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Trust's rights to the rights of other creditors of the borrower under applicable law.

Investment decisions will be based largely on the credit analysis performed by the Investment Manager's investment personnel, and such analysis may be difficult to perform for many issuers. Information about interests in Senior Loans generally will not be in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, issuers are required to provide financial information to lenders, including the Trust, and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

While debt instruments generally are subject to the risk of changes in interest rates, the interest rates of the Senior Loans in which the Trust will invest will float with a specified interest rate. Thus the risk that changes in interest rates will affect the market value of such Senior Loans is significantly decreased.

Borrowing and Leverage. The Trust is permitted to enter into borrowing transactions representing up to 33 1|M/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. Borrowing for investment purposes increases both investment opportunity and investment risk. Capital raised through borrowings will be subject to interest and other costs. There can be no assurance that the Trust's income from borrowed proceeds will exceed these costs; however, the Investment Manager seeks to borrow for the purposes of making additional investments only if it believes, at the time of entering into a Senior Loan, that the total return on such investment will exceed interest payments and other costs. In addition, the Investment Manager intends to mitigate the risk that the costs of borrowing will exceed the total return on an investment by borrowing on a variable rate basis. In the event of a default on one or more Senior Loans or other interest-bearing instruments held by the Trust, borrowing would exaggerate the loss to the Trust and may exaggerate the effect on the Trust's NAV. The Trust's lenders will have priority to the Trust's assets over the Trust's Shareholders.

As prescribed by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Trust will be required to maintain specified asset coverages of at least 300% with respect to any bank borrowing immediately following any such borrowing and on an ongoing basis as a condition of declaring dividends. The Trust's inability to make distributions as a result of these requirements could cause the Trust to fail to qualify as a regulated investment company and/or subject the Trust to income or excise taxes.

The interest rate on the Trust's credit facilities as of February 28, 1998, was a variable rate based on LIBOR or the federal funds rate at the Trust's option, plus 0.40% of outstanding borrowings on the 364-day credit facility and 0.375% of outstanding borrowings on the four-year credit facility, plus a facility fee on unused commitments of 0.10% on the 364-day credit facility and 0.125% on the four-year credit facility. At such rates, and assuming the Trust borrowed an amount equal to 33 1|M/3% of its total net assets plus borrowings, the Trust must produce a 2.05% annual return (net of expenses) in order to cover interest payments. The Trust intends to borrow only for investment purposes when it believes at the time of borrowing that total return on investment will exceed interest and other costs.

The following table is designed to illustrate the effect on return to a holder of the Trust's Common Shares of the leverage obtained by the Trust's use of borrowing, assuming hypothetical annual returns on the Trust's portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return, net of expenses(1)   ...       (10%)            (5%)            0%           5%         10%
Corresponding Return to Common Shareholders(2)        (18.07%)        (10.57%)        (3.07%)       4.43%      11.92%

------------
(1) The Assumed Portfolio Return is required by regulation of the Commission and is not a prediction of, and does not represent, the projected or actual performance of the Trust.
(2) In order to compute the "Corresponding Return to Common Shareholders," the "Assumed Portfolio Return" is multiplied by the total value of the Trust's assets at the beginning of the Trust's fiscal year to obtain an assumed return to the Trust. From this amount, all interest accrued during the year is subtracted to determine the return available to Shareholders. The return available to Shareholders is then divided by the total value of the Trust's net assets as of the beginning of the fiscal year to determine the "Corresponding Return to Common Shareholders."

Secondary Market for the Trust's Shares. The issuance of Shares through the Program may have an adverse effect on the secondary market for the Trust's
Shares. The increase in the amount of the Trust's outstanding Shares resulting from issuances pursuant to the Program or pursuant to privately negotiated transactions, and the discount to the market price at which the Shares may be issued, may put downward pressure on the market price for Shares of the Trust. Shares will not be issued pursuant to the Program at any time when Shares are trading at a price lower than the Trust's NAV per Share.

When the Trust's Shares are trading at a premium, the Trust may also issue Shares of the Trust that are sold through transactions effected on the NYSE. The increase in the amount of the Trust's outstanding Shares resulting from that offering may put downward pressure on the market price for the Shares of the Trust.


Limited Secondary Market for Senior Loans. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exhange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market.

Accordingly, some or many of the Senior Loans in which the Trust invests will be relatively illiquid. In addition, Senior Loans in which the Trust invests generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede the Trust's ability to sell Senior Loans. The Trust may have difficulty disposing of illiquid assets if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. Although the Trust has not conducted a tender offer since 1992, in the event that it determines to again conduct a tender offer, limitations of a secondary market may result in difficulty raising cash to purchase tendered Shares. These events may cause the Trust to sell securities at lower prices than it would otherwise consider to meet cash needs and may cause the Trust to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. If the Trust purchases a relatively large Senior Loan to generate income, the limitations of the secondary market may inhibit the Trust from selling a portion of the Senior Loan and reducing its exposure to a borrower when the Investment Manager deems it advisable to do so.


In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Demand for Senior Loans. Although the volume of Senior Loans has increased in recent years, demand for Senior Loans has also grown. An increase in demand may benefit the Trust by providing increased liquidity for Senior Loans, but may also adversely affect the rate of interest payable on Senior Loans acquired by the Trust and the rights provided to the Trust under the terms of the Senior Loan.

                           DESCRIPTION OF THE TRUST

The Trust was organized as a Massachusetts business trust on December 2, 1987, and is registered with the Commission as a diversified, closed-end management investment company under the Investment Company Act. The Trust's Agreement and Declaration of Trust, a copy of which is on file in the office of the Secretary of State of the Commonwealth of Massachusetts, authorizes the issuance of an unlimited number of shares of beneficial interest without par value.

The Trust issues shares of beneficial interest in the Trust. Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given to all parties in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees, and each party thereto must expressly waive all rights or any action directly against Shareholders. The Agreement and Declaration of Trust provides for indemnification out of the Trust's property for all loss and expense of any Shareholder of the Trust held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.


As  of         ,  1998,  to  the  best of the Trust's knowledge, no Shareholders owned  of  record  or beneficially more than 5% of the outstanding Shares of the
Trust.  The number of Shares outstanding as of        , 1998 was          , none
of which were held by the Trust. The Shares are listed on the NYSE.


Dividends, Voting and Liquidation Rights

Each Share of the Trust has one vote and shares equally in dividends and distributions when and if declared by the Trust and in the Trust's net assets upon liquidation. All Shares, when issued, are fully paid and are non-assessable by the Trust. There are no preemptive or conversion rights applicable to any of the Shares. Trust Shares do not have cumulative voting rights and, as such, holders of more than 50% of the Shares voting for trustees can elect all trustees and the remaining Shareholders would not be able to elect any trustees.

Status of Shares

The Board of Trustees may classify or reclassify any unissued Shares of the Trust into Shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such Shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

Fundamental and Non-Fundamental Policies of the Trust

The investment objective of the Trust, certain policies of the Trust specified herein as "fundamental" and the investment restrictions of the Trust described in the Statement of Additional Information are fundamental policies of the Trust and may not be changed without a "Majority Vote" of the shareholders of the Trust. The term "Majority Vote" means the affirmative vote of (a) more than 50% of the outstanding shares of the Trust or (b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Trust are represented at the meeting in person or by proxy, whichever is less. All other policies of the Trust may be modified by resolution of the Board of Trustees of the Trust.

                   INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

PAII, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, serves as Investment Manager to the Trust and has overall responsibility for the management of the Trust. The Trust and PAII have entered into an Investment Management Agreement that requires PAII to provide all investment advisory and portfolio management services for the Trust. It also requires PAII to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Trust, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. PAII provides the Trust with office space, equipment and personnel necessary to administer the Trust. The agreement with PAII can be canceled by the Board of Trustees upon 60 days' written notice. Organized in December 1994, PAII is registered as an investment adviser with the Commission. PAII serves as investment manager to seven other registered investment companies (or series thereof), as well as privately managed accounts, and currently has assets under management of approximately $4 billion as of the date of this Prospectus.

PAII  is  an  indirect,  wholly-owned  subsidiary  of  Pilgrim  America  Capital
Corporation ("Pilgrim America") (NASDAQ: PACC) (formerly, Express America Holdings Corporation). Through its subsidiaries, Pilgrim America engages in the financial services business, focusing on providing investment advisory, administrative and distribution services to open-end and closed-end investment companies and private accounts.


PAII bears its expenses of providing the services described above. PAII currently receives from the Trust an annual fee, paid monthly, of 0.80% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings. PAII has agreed to reduce its fee until November 12, 1999 to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.


The Trust pays all operating and other expenses of the Trust not borne by PAII including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing tender offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. The Trust also pays all taxes imposed on it and all brokerage commissions and loan-related fees. The Trust is responsible for paying all of the expenses of the Offering.

Portfolio   Management. The   Trust's   portfolio  is  managed  by  a  portfolio
management team consisting of a Senior Portfolio Manager, five Assistant Portfolio Managers, and credit analysts.

    Howard Tiffen is a Senior Vice President of PAII and the President, Chief Operating Officer, and Senior Portfolio Manager of the Trust. He has had primary responsibility for investment management of the Trust since November, 1995. Prior to November 1995, Mr. Tiffen worked as a Managing Director of various divisions of Bank of America (and its predecessor, Continental Bank).

    James  R.  Reis  is  Executive  Vice  President,  Chief  Credit Officer, and
    Assistant Secretary of the Trust. Mr. Reis is Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Treasurer (since September 1996), of PAGI and PAII and Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January 1995) of PASI. Mr. Reis is also Executive Vice President, Assistant Secretary of each of the other funds in the Pilgrim America Group of Funds, and Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April
    1993) and former President (May 1991-December 1993) of Pilgrim America (formerly, Express America Holdings Corporation). Mr. Reis currently serves or has served as an officer or director of other affiliates of Pilgrim America.

    Daniel A. Norman is Senior Vice President, Treasurer and Assistant Portfolio Manager of the Trust. He has served as Assistant Portfolio Manager of the Trust since September 1996. Mr. Norman is a Senior Vice President and Assistant Secretary of PAII (since December 1994), and Senior Vice President of PASI (since November 1995). Mr. Norman was Senior Vice President of Express America Mortgage Corporation and Express America Holdings Corporation (February 1992 - February 1996).

    Jeffrey A. Bakalar has served as Assistant Portfolio Manager of the Trust since January 1998. Mr. Bakalar is a Vice President of PAII (since February 1998). Prior to joining PAII, Mr. Bakalar was Vice President of First National Bank of Chicago (July 1994 - January 1998) and Corporate Finance Officer of the Securitized Products Group of Continental Bank (November 1993 - July 1994).

    Michel Prince has served as Assistant Portfolio Manager of the Trust since May 1998. Mr. Prince is a Vice President of PAII (since May 1998). Prior to joining PAII, Mr. Prince was Vice President of Rabobank International, Chicago Branch (July 1996 - April 1998) and Vice President of Fuji Bank, Chicago Branch (April 1992 - July 1996).

    Robert L. Wilson has served as Assistant Portfolio Manager of the Trust since July 1998. Mr. Wilson is a Vice President of PAII (since July 1998). Prior to joining PAII, Mr. Wilson was a Vice President for the Communications/Media Corporate Banking Group with Bank of Hawaii (May 1997
    - June 1998); Vice President, Communications Media Group with Union Bank of California (November 1994 - May 1997); and Vice President, Strategic Planning with Bank of California (October 1990 - November 1994).

    Jason T. Groom has served as Assistant Portfolio Manager of the Trust since July 1998. Mr. Groom is an Assistant Vice President of PAII (since July 1998). Prior to joining PAII, Mr. Groom was an Associate in the Corporate Finance Group of NationsBank (January 1998 - June 1998); Assisant Vice President, Corporate Finance Group of The Industrial Bank of Japan Limited (August 1995 - December 1997); an Associate in the Corporate Finance Group of The Long-Term Credit Bank of Japan Limited (August 1994 - August 1995); he received a masters degree from the American Graduate School of International Management (1992 - 1993).

    Charles Edward LeMieux has served as Assistant Portfolio Manager of the Trust since July 1998. Mr. LeMieux is an Assistant Vice President of PAII (since July 1998). Prior to joining PAII, Mr. LeMieux was Assistant Treasurer Cash Management with Salt River Project (October 1993 - June
    1998) and Senior Metals Trader/Senior Financial Analyst with Phelps Dodge Corporation (January 1992 - October 1993).


The Administrator

The Administrator of the Trust is PAGI. Its principal business address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. The Administrator is a wholly-owned subsidiary of Pilgrim America and the immediate parent company of PAII.

Under an Administration Agreement between PAGI and the Trust, PAGI administers the Trust's corporate affairs subject to the supervision of the Trustees of the Trust. In that connection PAGI monitors the provisions of the Senior Loan agreements and any agreements with respect to interests in Senior Loans and is responsible for recordkeeping with respect to the Senior Loans in the Trust's portfolio. PAGI also furnishes the Trust with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services. These include preparation of annual and other reports to shareholders and to the Commission. PAGI also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below). The Administrator has authorized all of its officers and employees who have been elected as Trustees or officers of the Trust to serve in the latter capacities. All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator.

The Trust pays PAGI for the services performed and the facilities furnished by PAGI as Administrator a fee, computed daily and payable monthly. The Administration Agreement states that PAGI is entitled to receive a fee at an annual rate of 0.15% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, up to $800 million; and 0.10% of the average daily net assets of the Trust, plus the proceeds of any outstanding borrowings, in excess of $800 million.

Transfer Agent, Dividend Disbursing Agent and Registrar


The transfer agent, dividend disbursing agent and registrar for the Shares is DST Systems, Inc. ("DST"), whose principal business address is 330 West 9th Street, Kansas City, Missouri 64105. In addition, DST acquires shares of the Trust for distribution to Shareholders under the Trust's Shareholder Investment Program.


Custodian

The Trust's securities and cash are held under a Custody Agreement with Investors Fiduciary Trust Company ("IFTC"), whose principal business address is 801 Pennsylvania, Kansas City, Missouri 64105.

                             PLAN OF DISTRIBUTION

Shareholder Investment Program

The Shares are offered by the Trust through the Trust's Shareholder Investment Program (the "Program"). The Program allows participating Shareholders to reinvest all dividends ("Dividends") in additional shares of the Trust, and also allows participants to purchase additional Shares through optional cash investments in amounts ranging from a minimum of $100 to a maximum of $5,000 per month. Subject to the permission of the Trust, participating Shareholders may also make optional cash investments in excess of the monthly maximum. Shares may be issued by the Trust under the Program only if the Trust's Shares are trading at a premium to net asset value. If the Trust's Shares are trading at a discount to net asset value, Shares purchased under the Program will be purchased on the open market.

Shareholders may elect to participate in the Program by telephoning the Trust or submitting a completed Participation Form to DST Systems, Inc. ("DST"), the Program administrator. DST will credit to each participant's account funds it receives from: (a) Dividends paid on Trust shares registered in the participant's name and (b) optional cash investments. DST will apply all Dividends and optional cash investments received to purchase Shares as soon as practicable beginning on the relevant Investment Date (as described below) and not later than six business days after the Investment Date, except when necessary to comply with applicable provisions of the federal securities laws. For more information in distribution policy, see "Dividends and Distributions."

In order for participants to purchase shares through the Program in any month, the Administrator must receive from the participant any optional cash investment not exceeding $5,000 by the OCI Payment Due Date and any optional cash investment exceeding $5,000 by the Waiver Payment Due Date. The "DRIP Investment Date" will be the date upon which Dividends will be reinvested in additional Shares of the Trust, which will be on the Dividend payment date. The "OCI Investment Date" will be the date, set in advance by the Trust, upon which optional cash investments not exceeding $5,000 are first applied by DST to the purchase of Shares. The "Waiver Investment Date" will be the date, set in advance by the Trust, upon which optional cash investments exceeding $5,000, which have been approved by the Trust, are first applied by the Administrator to the purchase of Shares. Participants may obtain a schedule of upcoming OCI Payment Due Dates, Waiver Payment Due Dates, and Investment Dates by referring to the Summary Program Description or calling the Trust at 1 (800) 992-0180.

If the Market Price (the volume-weighted average sales price, per share, as reported on the New York Stock Exchange Composite Transaction Tape as shown daily on Bloomberg's AQR screen) plus estimated commissions for Shares of the Trust is less than the net asset value on the Valuation Date (defined below), DST will purchase Shares on the open market through a bank or securities broker as provided herein. Open market purchases may be effected on any securities exchange on which shares of the Trust trade or in the over-the-counter market. If the Market Price, plus estimated commissions, exceeds the net asset value before DST has completed its purchases, DST will use reasonable efforts to cease purchasing Shares, and the Trust shall issue the remaining Shares. If the Market Price, plus estimated commissions, is equal to or exceeds the net asset value on the Valuation Date, the Trust will issue the Shares to be acquired by the Program. The "Valuation Date" is a date preceding the DRIP Investment Date, OCI Investment Date, and Waiver Investment Date on which it is determined, based on the Market Price and net asset value of Shares of the Trust, whether DST will purchase Shares on the open market or the Trust will issue the Shares for the Program. The Trust may, without prior notice to participants, determine that it will not issue new Shares for purchase pursuant to the Program, even when the Market Price plus estimated commissions equals or exceeds net asset value, in which case DST will purchase Shares on the open market.

With the exception of shares purchased in connection with optional cash investments in excess of $5,000, shares issued by the Trust under the Program will be issued commission free. Shares purchased for the Program directly from the Trust in connection with the reinvestment of Dividends will be acquired on the DRIP Investment Date at the greater of (i) net asset value at the close of business on the Valuation Date or (ii) the average of the daily Market Price of the Shares during the "DRIP Pricing Period," minus a discount of 5%. The "DRIP Pricing Period" for a dividend reinvestment is the Valuation Date and the prior Trading Day. A "Trading Day" means any day on which trades of the Shares of the Trust are reported on the NYSE.

Except in the case of cash investments made pursuant to Requests for Waiver (as discussed below), Shares purchased directly from the Trust pursuant to optional cash investments will be acquired on the OCI Investment Date at the greater of
(i) net asset value at the close of business on the Valuation Date or (ii) the average of the daily Market Price of the Shares during the OCI Pricing Period minus a discount, determined at the sole discretion of the Trust and announced in advance, ranging from 0% to 5%. The "OCI Pricing Period" for an OCI Investment Date means the period beginning four Trading Days prior to the Valuation Date through and including the Valuation Date. The discount for optional cash investments is set by the Trust and may be changed or eliminated by the Trust without prior notice to participants at any time. The discount for optional cash investments is determined on the last business day of each month. In all instances, however, the discount on Shares issued directly by the Trust shall not exceed 5% of the market price, and Shares may not be issued at a price less than net asset value without prior specific approval of shareholders or of the Commission. Optional cash investments must be received by DST no later than 4:00 p.m. Eastern time on the OCI Payment Due Date to be invested on the relevant OCI Investment Date.

Optional cash investments in excess of $5,000 per month may be made only pursuant to a Request for Waiver accepted in writing by the Trust. A Request for Waiver must be received by the Trust no later than 4:00 p.m. Eastern time on the Request for Waiver Deadline date. Good funds on all approved Requests For Waiver must be received by DST not later than 4:00 P.M. Eastern time on the Waiver Payment Due Date in order for such funds to be invested on the relevant Waiver Investment Date.

It is solely within the Trust's discretion as to whether approval for any cash investments in excess of $5,000 will be granted. In deciding whether to approve a Request for Waiver, the Trust will consider relevant factors including, but not limited to, whether the Program is then acquiring newly issued Shares directly from the Trust or acquiring shares from third parties in the open market, the Trust's need for additional funds, the attractiveness of obtaining such additional funds through the sale of Shares as compared to other sources of funds, the purchase price likely to apply to any sale of Shares under the Program, the participant submitting the request, the extent and nature of such participant's prior participation in the Program, the number of Shares held by such participant and the aggregate amount of cash investments for which Requests for Waiver have been submitted by all participants. If such requests are submitted for any Waiver Investment Date for an aggregate amount in excess of the amount the Trust is then willing to accept, the Trust may honor such requests in order of receipt, pro rata or by any other method that the Trust determines in its sole discretion to be appropriate.

Shares purchased directly from the Trust in connection with approved Requests for Waiver will be acquired on the Waiver Investment Date at the greater of (i) net asset value at the close of business on the Valuation Date, or (ii) the average of the daily Market Price of the Shares for the Waiver Pricing Period minus the pre-announced Waiver Discount (as defined below), if any, applicable to such shares. The "Waiver Pricing Period" for a Waiver Investment Date means the period beginning four Trading Days prior to the Valuation Date through and including the Valuation Date. The Trust may establish a discount applicable to cash investments exceeding $5,000 (the "Waiver Discount") on the last business day of each month. The Waiver Discount, which may vary each month between 0% and 5%, will be established in the Trust's sole discretion after a review of current market conditions, the level of participation in the Program and current and projected capital needs of the Trust. The Waiver Discount will apply only to Shares purchased directly from the Trust. For information on a commission that may apply in connection with an optional cash investment in excess of $5,000, see "Distribution Arrangements."

The Trust may establish for each Waiver Pricing Period a minimum price applicable to the purchase of newly issued Shares through Requests for Waiver, which will be a stated dollar amount that the Market Price of the Shares for a Trading Day of the Waiver Pricing Period must equal or exceed. In the event that such minimum price is not satisfied for a Trading Day of the Waiver Pricing Period, then such Trading Day and the trading prices for that day will be excluded from (i) the Waiver Pricing Period and (ii) the determination of the purchase price of the Shares for all cash investments made pursuant to Requests for Waiver approved by the Trust. The minimum price shall apply only to cash investments made pursuant to Requests for Waiver approved by the Trust and not to the reinvestment of Dividends or optional cash investments that do not exceed $5,000. No shares will be issued and funds submitted pursuant to Requests for Waiver will be returned to the participant if the minimum price is not obtained for at least three of the five Trading Days.


Participants will pay a pro rata share of brokerage commissions with respect to DST's open market purchases in connection with the reinvestment of Dividends or purchases made with optional cash investments.


From time to time, financial intermediaries, including brokers and dealers, and other persons may wish to engage in positioning transactions in order to benefit from the discount from market price of the Shares acquired under the Program. Such transactions could cause fluctuations in the trading volume and price of the Shares. The difference between the price such owners pay to the Trust for Shares acquired under the Program, after deduction of the applicable discount from the market price, and the price at which such Shares are resold, may be deemed to constitute underwriting commissions received by such owners in connection with such transactions.


Subject to the availability of Shares registered for issuance under the Program, there is no total maximum number of Shares that can be issued pursuant to the Program.


The Program is intended for the benefit of investors in the Trust and not for persons or entities who accumulate accounts under the Program over which they have control for the purpose of exceeding the $5,000 per month maximum without seeking the advance approval of the Trust or who engage in transactions that cause or are designed to cause aberrations in the price or trading volume of the Shares. Notwithstanding anything in the Program to the contrary, the Trust reserves the right to exclude from participation, at any time, (i) persons or entities who attempt to circumvent the Program's standard $5,000 maximum by accumulating accounts over which they have control or (ii) any other persons or entities, as determined in the sole discretion of the Trust.

Currently, persons who are not Shareholders of the Trust may not participate in the Program. The Board of Trustees of the Trust may elect to change this policy at a future date, and permit non-Shareholders to participate in the Program.

Shareholders may request to receive their Dividends in cash at any time by giving DST written notice or by contacting the Trust's Shareholder Services Department at 1 (800) 992-0180. Shareholders may elect to close their account at any time by giving DST written notice. When a participant closes their account, the participant upon request will receive a certificate for full Shares in the Account. Fractional Shares will be held and aggregated with other Fractional Shares being liquidated by DST as agent of the Program and paid for by check when actually sold.

The automatic reinvestment of Dividends does not affect the tax characterization of the Dividends (i.e., capital gains and income are realized even though cash is not received). If shares are issued pursuant to the Program's dividend reinvestment provisions or cash purchase provisions at a discount from market price, participants may have income equal to the discount.

Additional   information  about  the  Program  may  obtained  from  the  Trust's
Shareholder Services Department at 1 (800) 992-0180.

Privately Negotiated Transactions

The Shares may also be offered pursuant to privately negotiated transactions between the Trust and specific investors. The terms of such privately negotiated transactions will be subject to the discretion of the management of the Trust. In determining whether to sell Shares pursuant to a privately negotiated transaction, the Trust will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Shares, the purchase price to apply to any such sale of Shares and the person seeking to purchase the Shares.

Shares issued by the Trust in connection with privately negotiated transactions will be issued at the greater of (i) NAV per Share of the Trust's Shares or
(ii) at a discount ranging from 0% to 5% of the average of the daily market price of the Trust's Shares at the close of business on the two business days preceding the date upon which Shares are sold pursuant to the privately negotiated transaction. The discount to apply to such privately negotiated transactions will be determined by the Trust with regard to each specific transaction. For information on a commission that may apply in connection with privately negotiated transactions, see "Distribution Arrangements."

                                USE OF PROCEEDS


It is expected that the net proceeds of Shares issued pursuant to the Program will be invested in Senior Loans and other securities consistent with the Trust's investment objective and policies. Pending investment in Senior Loans, the proceeds will be used to pay down the Trust's outstanding borrowings under its credit facilities. See "Financial Highlights and Investment Performance --
Policy  on  Borrowing." As of        , 1998, $        was outstanding. By paying
down  the  Trust's  borrowings,  it  will  be  possible  to  invest the proceeds consistent with the Trust's investment objectives and policies almost immediately. As investment opportunities are identified, it is expected that the Trust will redeploy its available credit to increase its investment opportunities in additional Senior Loans.


                          DIVIDENDS AND DISTRIBUTIONS

Income dividends are declared and paid monthly. Income dividends may be distributed in cash or reinvested in additional full and fractional shares pursuant to the Trust's Shareholder Investment Program discussed above. Shareholders receive statements on a periodic basis reflecting any distributions credited or paid to their account. Income dividends consist of interest accrued and amortization of fees earned less any amortization of premiums paid and the estimated expenses of the Trust, including fees payable to PAII. Income dividends are calculated monthly under guidelines approved by the Trustees. Each dividend is payable to Shareholders of record at the time of declaration. Accrued amounts of fees received, including facility fees, will be taken in as income and passed on to Shareholders as part of dividend distributions. Any fees or commissions paid to facilitate the sale of portfolio Senior Loans in connection with quarterly tender offers or other portfolio transactions may reduce the dividend yield. The Trust may make one or more annual payments from any net realized capital gains, if any.

                                  TAX MATTERS

The Trust intends to operate as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. To do so, the Trust must meet certain income, distribution and diversification requirements. In any fiscal year in which the Trust so qualifies and distributes to Shareholders substantially all of its net investment income and net capital gains, the Trust itself is generally relieved of any federal income or excise tax.

All dividends and capital gains distributed to Shareholders are taxable whether they are reinvested or received in cash, unless the Shareholder is exempt from taxation or entitled to tax deferral. Dividends paid out of the Trust's investment company taxable income (including interest, dividends, if any, and net short-term capital gains) will be taxable to Shareholders as ordinary income. If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long a Shareholder has held the Trust's Shares, and will generally be subject to a maximum federal tax rate of 20%. Early each year, Shareholders will be notified as to the amount and federal tax status of all dividends and capital gains paid during the prior year. Such dividends and capital gains may also be subject to state or local taxes. Dividends declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Trust and received by Shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

If a Shareholder sells or otherwise disposes of his or her Shares of the Trust, he or she may realize a capital gain or loss which will be long-term or short-term, generally depending on the holding period for the Shares.


If a Shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Trust that the taxpayer identification number listed on the account is incorrect according to their records or that the Shareholder is subject to backup withholding, federal law generally requires the Trust to withhold 31% from any dividends and/or redemptions (including exchange redemptions). Amounts withheld are applied to federal tax liability; a refund may be obtained from the Service if withholding results in overpayment of taxes. Federal law also requires the Trust to withhold 30% or the applicable tax treaty rate from ordinary income dividends paid to certain nonresident alien and other non-U.S. shareholder accounts.

This is a brief summary of some of the federal income tax laws that affect an investment in the Trust. Please see the SAI and a tax adviser for further information.

                           DISTRIBUTION ARRANGEMENTS

Pursuant to the terms of a Distribution Agreement, PASI will provide certain soliciting services on behalf of the Trust in connection with certain privately negotiated transactions and investments in excess of $5,000 pursuant to a waiver. The Trust has agreed to pay PASI a commission in connection with the sale of the Shares under the Distribution Agreement up to 1.00% of the gross sales price of the Shares sold pursuant to requests for waiver, and up to 3.00% of the gross sales price of the Shares sold pursuant to privately negotiated transactions, payable from the proceeds of the sale of the Shares. PASI may allow all or a portion of the fee to another broker-dealer. In any event, the net proceeds received by the Trust in connection with the sale may not be less than the greater of (i) the net asset value per Share or (ii) 94% of the average daily market price over the relevant Pricing Period (as described in "Plan of Distribution"). No commissions will be paid by the Trust or its Shareholders in connection with the reinvestment of dividends and capital gains distributions or in connection with optional cash investments up to the maximum of $5,000 per month. PASI's principal business address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. PASI and PAII, the Trust's Investment Manager, are indirect, wholly-owned subsidiaries of PACC. See "Investment Management and Other Services Investment Manager."

The Trust bears the expenses of issuing the Shares. These expenses include, but are not limited to, the expense of preparation and printing of the Prospectus and SAI, the expense of counsel and auditors, and others.

                                 LEGAL MATTERS

     The validity of the Shares offered hereby will be passed on for the Trust by Dechert Price & Rhoads, Washington, D.C., counsel to the Trust.

                                    EXPERTS

The financial statements and financial highlights contained in the Trust's February 28, 1998 annual report to shareholders except for those periods ending prior to February 29, 1996 have been incorporated by reference herein in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The address of KPMG Peat Marwick LLP is 725 South Figueroa Street, Los Angeles, California 90017-5491.

                            REGISTRATION STATEMENT

The Trust has filed with the Commission, Washington, D.C., a Registration Statement under the Securities Act, relating to the Shares offered hereby. For further information with respect to the Trust and its Common Shares, reference is made to such Registration Statement and the exhibits filed with it.

                              SHAREHOLDER REPORTS

The Trust issues reports that include financial information to its shareholders quarterly.

                             FINANCIAL STATEMENTS

The Trust's audited financial statements for the fiscal year ended February 28, 1998, are incorporated into the SAI by reference from the Trust's Annual Report to Shareholders. The Trust will furnish without charge copies of its Annual Report to Shareholders and any subsequent Quarterly or Semi-Annual Report to Shareholders upon request to the Trust, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004, toll-free telephone 1(800) 992-0180.

                               TABLE OF CONTENTS
                                      OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                         Page
                                                                         ------
Change of Name    ......................................................    2
Additional Information about Investments and Investment Techniques   ...    2
Investment Restrictions    .............................................    8
Trustees and Officers   ................................................    9
Investment Management and Other Services  ..............................   12
Portfolio Transactions  ................................................   14
Net Asset Value   ......................................................   15
Methods Available to Reduce Market Value Discount from NAV  ............   15
Tax Matters ............................................................   17
Advertising and Performance Data .......................................   20
Financial Statements ...................................................   21

25,000,000 Shares of Beneficial Interest


          PILGRIM AMERICA                    Pilgrim America
                                                  Funds
          PRIME RATE TRUST

New York Stock Exchange Symbol: PPR

          40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004
                                 1-800-992-0180

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or the Investment Manager. This Prospectus does not constitute an offer to sell or the solicitation of any offer to buy any security other than the Shares offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the Shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any such person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that information contained herein is correct as of any time subsequent to the date hereof. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly.

                        -------------------------------


                               TABLE OF CONTENTS

        Prospectus Summary ....................................   1
        Trust Expenses  .......................................   3
        Financial Highlights and Investment Performance  ......   5
        Investment Objective and Policies .....................  12
        General Information on Senior Loans  ..................  15
        Risk Factors and Special Considerations ...............  17
        Description of the Trust ..............................  20
        Investment Management and Other Services   ............  21
        Plan of Distribution  .................................  23
        Use of Proceeds .......................................  26
        Dividends and Distributions ...........................  26
        Tax Matters  ..........................................  26
        Distribution Arrangements   ...........................  27
        Legal Matters   .......................................  27
        Experts   .............................................  28
        Registration Statement   ..............................  28
        Shareholder reports   .................................  28
        Financial Statements  .................................  28
        Table of Contents of Statement of
          Additional Information    ...........................  28

                               Investment Manager
                        Pilgrim America Investments,Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004


                                  Distributor
                        Pilgrim America Securities, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004


                                 Administrator
                          Pilgrim America Group, Inc.
                      40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004


                                 Transfer Agent
                               DST Systems, Inc.
                                P.O. Box 419368
                        Kansas City, Missouri 64141-6368


                                   Custodian
                       Investors Fiduciary Trust Company
                                801 Pennsylvania
                          Kansas City, Missouri 64105


                                 Legal Counsel
                             Dechert Price & Rhoads
                             1775 Eye Street, N.W.
                             Washington, D.C. 20006


                              Independent Auditors
                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017




                                   PROSPECTUS
                                        , 1998

                        PILGRIM AMERICA PRIME RATE TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

Pilgrim America Prime Rate Trust (the "Trust") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust's investment objective is to seek as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve its objective by investing primarily in senior floating-rate loans ("Senior Loans"), the interest rates of which float periodically based upon a benchmark indicator of prevailing interest rates, such as the Prime Rate or the London Inter-Bank Offered Rate ("LIBOR"). Under normal circumstances, at least 80% of the Trust's net assets are invested in Senior Loans. The Trust is managed by Pilgrim America Investments, Inc. ("PAII" or the "Investment Manager").


This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated _________, 1998 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Trust, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling PAII toll-free at (800) 992-0180. This SAI incorporates by reference the entire Prospectus.


                                TABLE OF CONTENTS
                                                                            PAGE
Change of Name...............................................................  2

Additional Information about Investments and Investment Techniques...........  2

Investment Restrictions......................................................  8

Trustees and Officers........................................................  9

Investment Management and Other Services..................................... 12

Portfolio Transactions....................................................... 13

Net Asset Value.............................................................. 14

Methods Available to Reduce Market Value Discount from NAV................... 15

Tax Matters.................................................................. 16

Advertising and Performance Data............................................. 20

Financial Statements..........................................................21


The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.


This SAI is dated ________, 1998.

                                 CHANGE OF NAME

The Trust changed its name from "Pilgrim Prime Rate Trust" to "Pilgrim America Prime Rate Trust" in April, 1996.

                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                            AND INVESTMENT TECHNIQUES

Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Additional information concerning certain of the Trust's investments and investment techniques is set forth below.

Equity Securities

In connection with its purchase or holding of interests in Senior Loans, the Trust may acquire (and subsequently sell) equity securities or exercise warrants that it receives. The Trust will acquire such interests only as an incident to the intended purchase or ownership of Senior Loans or if, in connection with a reorganization of a borrower, the Trust receives an equity interest in a reorganized corporation other form of business entity or warrants to acquire such an equity interest. The Trust normally will not hold more than 20% of its total assets in equity securities. Equity securities will not be treated as Senior Loans; therefore, an investment in such securities will not count toward the 80% of the Trust's net assets that normally will be invested in Senior Loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

Lease Participations

The credit quality standards and general requirements that the Trust applies to Lease Participations including collateral quality, the credit quality of the borrower and the likelihood of payback are substantially the same as those applied to conventional Senior Loans. A Lease Participation is also required to have a floating interest rate that is indexed to the federal funds rate, LIBOR, or Prime Rate in order to be eligible for investment.

The Office of the Comptroller of the Currency has established regulations which set forth circumstances under which national banks may engage in lease financings. Among other things, the regulation requires that a lease be a net-full payout lease representing the noncancelable obligation of the lessee, and that the bank make certain determinations with respect to any estimated residual value of leased property relied upon by the bank to yield a full return on the lease. The Trust may invest in lease financings only if the Lease Participation meets these banking law requirements.

Repurchase Agreements

In general, the Trust does not engage, nor does it intend to engage in the foreseeable future, in repurchase agreements. The Trust has the ability, however, pursuant to its investment objective and policies, to enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System, member firms of the New York Stock Exchange ("NYSE") or other entities determined by PAII to be creditworthy. When participating in repurchase agreements, the Trust buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. The Trust may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the Investment Company Act, repurchase agreements are deemed to be collateralized loans of money by the Trust to the seller. In evaluating whether to enter into a repurchase agreement, PAII will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Trust to enforce the terms of the repurchase agreement is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and PAII will monitor the value of the collateral. No specific limitation exists as to the percentage of the Trust's assets which may be used to participate in repurchase agreements.

Reverse Repurchase Agreements

In general, the Trust does not engage, nor does it intend to engage in the foreseeable future, in reverse repurchase agreements. The Trust has the ability, however, pursuant to its investment objective and policies, to enter into reverse repurchase agreements. A reverse repurchase agreement is an instrument under which the Trust may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser to sell the security back to the Trust at an agreed upon price on an agreed upon date. Reverse repurchase agreements will be considered borrowings by the Trust and as such are subject to the restrictions on borrowing. Borrowings by the Trust create an opportunity for greater total return, but at the same time, increase exposure to capital risk. The Trust will maintain in a segregated account with its custodian cash or liquid high grade portfolio securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Trust will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Commission require either that securities sold by the Trust under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Trust's books and records pending repurchase. Reverse repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Trust's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Trust under a reverse repurchase agreement could decline below the price at which the Trust is obligated to repurchase them.

Lending Senior Loans and Other Portfolio Instruments

To generate additional income, the Trust may lend its portfolio securities, including an interest in a Senior Loan, in an amount up to 33 1/3% of total Trust assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with PAII. During the time portfolio securities are on loan, the borrower pays the Trust any dividends or interest paid on such securities, and the Trust may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

The Trust may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the Investment Company Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Trust has the right to call a Senior Loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the Senior Loan, the Trust will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the Senior Loan will be for the account of the Trust.

The Trust may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned, (b) the borrowers add to such collateral whenever the price of the instruments loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time, and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments and any increase in their market value. The Trust may lend its portfolio instruments to member banks of the Federal Reserve System, members of the NYSE or other entities determined by PAII to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by PAII, and will be considered in making decisions with respect to the lending of portfolio instruments.

The Trust may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the Trust will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust's rights as a creditor. However, the loans will be made only to firms deemed by PAII to be of good financial standing and when, in the judgment of PAII, the consideration which can be earned currently from loans of this type justifies the attendant risk.

Interest Rate Hedging Transactions

Generally, the Trust does not engage, nor does it intend to engage, in the foreseeable future, in interest rate swaps, or the purchase or sale of interest rate caps and floors. The Trust has the ability, however, pursuant to its investment objectives and policies, to engage in certain hedging transactions including interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust may undertake these transactions primarily for the following reasons: to preserve a return on or value of a particular investment or portion of the Trust's portfolio, to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments which the Trust owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Trust's portfolio. Market conditions will determine whether and in what circumstances the Trust would employ any of the hedging techniques described below.

Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments on a specified dollar amount referred to as the "notional" principal amount for an obligation to make fixed rate payments. For example, the Trust may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio that has an interest rate redetermination period of one year. The Trust could exchange its right to receive fixed income payments for one year from a borrower for the right to receive payments under an obligation that readjusts monthly. In such event, the Trust would consider the interest rate redetermination period of such Senior Loan to be the shorter period. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Trust will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Trust or to the extent the purchase of swaps, caps or floors would be inconsistent with the Trust's other investment restrictions.

The Trust will not treat swaps covered in accordance with applicable regulatory guidance as senior securities. The Trust will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Trust's obligations over its entitlement with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account. If the Trust enters into a swap on other than a net basis, the Trust will maintain in the segregated account the full amount of the Trust's obligations under each such swap. The Trust may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the NYSE or other entities determined by PAII. If a default occurs by the other party to such transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Trust's rights as a creditor.

The swap, cap and floor market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, this market has become relatively liquid. There can be no assurance, however, that the Trust will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms PAII believes are advantageous to the Trust. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Trust will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Trust's portfolio securities and depends on PAII's ability to predict correctly the direction and degree of movements in interest rates. Although the Trust believes that use of the hedging and risk management techniques described above will benefit the Trust, if PAII's judgment about the direction or extent of the movement in interest rates is incorrect, the Trust's overall performance would be worse than if it had not entered into any such transactions. The Trust will incur brokerage and other costs in connection with its hedging transactions.

Borrowing

Under the Investment Company Act, the Trust is not permitted to incur indebtedness unless immediately after such incurrence the Trust has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the Investment Company Act, the Trust may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Trust has at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

Originating Senior Loans

Although the Trust does not act, nor does it intend to act in the foreseeable future, as an "agent" in originating and administering a loan on behalf of all lenders or as one of a group of "co-agents" in originating Senior Loans, it does have the ability to do so. Senior Loans are typically arranged through private negotiations between a borrower and several financial institutions ("lenders") represented in each case by one or more such lenders acting as agent of the several lenders. On behalf of the several lenders, the agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the borrower and the several lenders. The co-agents, on the other hand, are not responsible for administration of a Senior Loan, but are part of the initial group of lenders that commit to providing funding for a Senior Loan. In large transactions, it is common to have several agents; however, one such agent typically has primary responsibility for documentation and administration of the Senior Loan. The agent is required to administer and manage the Senior Loan and to service or monitor the collateral. The agent is also responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower's financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the Senior Loan.

Lenders generally rely on the agent to collect their portion of the payments on the Senior Loan and to use appropriate creditor remedies against the borrower. Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.

When the Trust is an agent, it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the Senior Loan to the lenders, if any, assumes all risks associated with the Senior Loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan, which percentage varies depending on the relevant loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all lenders affected.

Pursuant to the terms of a loan agreement, the Trust as agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a Senior Loan is generally responsible for performing their own credit analysis and their own investigation of the financial condition of the borrower. Generally, loan agreements will hold the Trust liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower's default on a loan, the loan agreements provide that the lenders do not have recourse against the Trust for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.

Acting in the capacity of an agent in a Senior Loan may subject the Trust to certain risks in addition to those associated with the Trust's current role as a lender. An agent is charged with the above described duties and responsibilities to lenders and borrowers subject to the terms of the loan agreement. Failure to adequately discharge such responsibilities in accordance with the standard of care set forth in the loan agreement may expose the Trust to liability for breach of contract. If a relationship of trust is found between the agent and the lenders, the agent will be held to a higher standard of conduct in administering the loan. In consideration of such risks, the Trust will invest no more than 10% of its total assets in Senior Loans in which it acts as agent or co-agent and the size of any individual loan will not exceed 5% of the Trust's total assets.

Additional Information on Senior Loans

Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of a covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding Senior Loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Trust may have an obligation to make additional loans upon demand by the borrower. The Trust intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Trust normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the Trust looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. At times the Trust may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

The loan agreement in connection with Senior Loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

The Trust believes that the principal credit risk associated with acquiring Senior Loans from another lender is the credit risk associated with the borrower of the underlying Senior Loan. The Trust may incur additional credit risk, however, when the Trust acquires a participation in a Senior Loan from another lender because the Trust must assume the risk of insolvency or bankruptcy of the other lender from which the Senior Loan was acquired. However, in acquiring Senior Loans, the Trust conducts an analysis and evaluation of the financial condition of each such lender. In this regard, if the lenders have a long-term debt rating, the long-term debt of all such Participants is rated BBB or better by Standard & Poor's Ratings Services or Baa or better by Moody's Investors Service, Inc., or has received a comparable rating by another nationally recognized rating service. In the absence of rated long-term debt, the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc. In the absence of such rated long-term debt or rated commercial paper if a bank, the Trust may acquire participations in Senior Loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the Manager under the supervision of the Trustees. The Trust also diversifies its portfolio with respect to lenders from which the Trust acquires Senior Loans. See "Investment Restrictions."

Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests comprising the Trust's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Trust generally holds Senior Loans to maturity unless it has become necessary to sell them to satisfy any shareholder tender offers or to adjust the Trust's portfolio in accordance with PAII's view of current or expected economic or specific industry or borrower conditions.

Senior Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on Senior Loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity. Prepayment may be deferred by the Trust. This should, however, allow the Trust to reinvest in a new loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Trust.

Because interest rates paid on these Senior Loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new Senior Loan by the Trust will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

Under a Senior Loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; both common and preferred stock in its subsidiaries, trademarks, copyrights, patent rights and franchise value. The Trust may also receive guarantees as a form of collateral. In some instances, a Senior Loan may be secured only by stock in a borrower or its affiliates. The market value of the assets serving as collateral will, at the time of investment, in the opinion of the Investment Manager, equal or exceed the principal amount of the Senior Loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

The Trust may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of transaction.

In order to allow national banks to purchase shares of the Trust for their own accounts without limitation, the Trust invests only in obligations which are eligible for purchase by national banks for their own accounts pursuant to the provisions of paragraph seven of Section 24 of U.S. Code Title 12. National banks which are contemplating purchasing shares of the Trust for their own accounts should refer to Banking Circular 220, issued by the U.S. Comptroller of the Currency on November 21, 1986, for a description of certain considerations applicable to such purchases.

                             INVESTMENT RESTRICTIONS

The Trust has adopted the following restrictions relating to its investments and activities, which may not be changed without a Majority Vote (as defined in the Investment Company Act). The Trust may not:

         o Issue senior securities, except insofar as the Trust may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, or (iii) borrowing money in an amount not exceeding 33 1/3%, or such other percentage permitted by law, of the Trust's total assets (including the amount borrowed) less all liabilities other than borrowings.

         o        Invest more than 25% of its total assets in any industry.

         o Invest in marketable warrants other than those acquired in conjunction with Senior Loans and such warrants will not constitute more than 5% of its assets.

         o Make investments in any one issuer other than U.S. Government securities if, immediately after such purchase or acquisition, more than 5% of the value of the Trust's total assets would be invested in such issuer, or the Trust would own more than 25% of any outstanding issue, except that up to 25% of the Trust's total assets may be invested without regard to the foregoing restrictions. For the purpose of the foregoing restriction, the Trust will consider the borrower of a Senior Loan to be the issuer of such Senior Loan. In addition, with respect to a Senior Loan under which the Trust does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Trust will also separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Trust acquires a Senior Loan) to be an issuer of the Senior Loan.

         o Act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating Senior Loans.

         o Purchase or sell equity securities (except that the Trust may, incidental to the purchase or ownership of an interest in a Senior Loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities), real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options.


         o Make loans of money or property to any person, except that the Trust (i) may make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan; (ii) may lend portfolio instruments; and (iii) may acquire securities subject to repurchase agreements.


         o        Purchase  shares  of other  investment  companies,  except  in
                  connection  with  a  merger,  consolidation,   acquisition  or
                  reorganization.

         o Make investments on margin or hypothecate, mortgage or pledge any of its assets except for the purpose of securing borrowings as described above in connection with the issuance of senior securities and then only in an amount up to 33 1/3%, or such other percentage permitted by law, of the value of the Trust's total assets (including the amount borrowed) less all liabilities other than borrowings.



If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Trust's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions.

There is no limitation on the percentage of the Trust's total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale, and to the extent the Trust invests in such instruments, the Trust's portfolio should be considered illiquid. The extent to which the Trust invests in such instruments may affect its ability to realize the net asset value (NAV) of the Trust in the event of the voluntary or involuntary liquidation of its assets.

                              TRUSTEES AND OFFICERS

Board of Trustees. The Trust is governed by its Board of Trustees. The Trustees and Officers of the Trust are listed below. An asterisk (*) has been placed next to the name of each Trustee who is an "interested person," as that term is defined in the Investment Company Act, by virtue of that person's affiliation with the Trust or PAII.


         Mary A. Baldwin, Ph.D, 2525 E. Camelback Road, Suite 200, Phoenix, Arizona 85016. (Age 59.) Trustee. Realtor, Coldwell Banker Success Realty (formerly, The Prudential Arizona Realty) for more than the last five years. Ms. Baldwin is also Vice President, United States Olympic Committee (November 1996-Present), and formerly Treasurer, United States Olympic Committee (November 1992-November 1996). Ms. Baldwin also is a director and/or trustee of each of the funds managed by the Investment Manager.

         John P. Burke, 260 Constitution Plaza, Hartford, Connecticut 06130. (Age 66.) Trustee. Commissioner of Banking, State of Connecticut (January 1995 - Present). Mr. Burke was formerly President of Bristol Savings Bank (August 1992 - January 1995) and President of Security Savings and Loan (November 1989 - August 1992). Mr. Burke is a director and/or trustee of each of the funds managed by the Investment Manager.

         Al Burton, 2300 Coldwater Canyon, Beverly Hills, California 90210. (Age 70.) Trustee. President of Al Burton Productions for more than the last five years; formerly Vice President, First Run Syndication, Castle Rock Entertainment (July 1992-November 1994). Mr. Burton also is a director and/or trustee of each of the funds managed by the Investment Manager.


         Bruce S. Foerster,1 4045 Sheridan Avenue, Suite 432, Miami Beach, Florida 33140. (Age 57.) Trustee. President, South Beach Capital Markets Advisory Corporation (January 1995-Present); Governor, Philadelphia Stock Exchange (October 1997 - Present); Director of Aurora Capital, Inc. (since February 1995); Director of Technology Flavors and Fragrances, Inc. (since June 1998). Mr. Foerster was formerly Director of Mako Marine International (January 1996 - December 1997) and Managing Director, Equity Syndicate, Lehman Brothers (June 1992 - December 1994). Mr. Foerster also is a director and/or trustee of each of the funds managed by the Investment Manager.


         Jock Patton, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 52.) Trustee. Private Investor. Director of Artisoft, Inc. Mr. Patton was formerly President and Co-owner, StockVal, Inc. (April 1993 - June, 1997) and a partner and director of the law firm of Streich, Lang, P.A. (1972 - 1993). Mr. Patton is also a director and/or trustee of each of the funds managed by the Investment Manager.

         *Robert W. Stallings, 40 North Central Avenue, Suite 1200, Phoenix, AZ 85004. (Age 49.) Chairman, Chief Executive Officer, and Trustee. Chairman, Chief Executive Officer and President of Pilgrim America Group, Inc. (since December
         1994); Chairman, Pilgrim America Investments, Inc. (since December 1994); Director, Pilgrim America Securities, Inc. (since December 1994); Chairman, Chief Executive Officer and President of each of the other Pilgrim America Funds (since April 1995). Chairman and Chief Executive Officer of Pilgrim America Capital Corporation (formerly, Express America Holdings Corporation) ("Pilgrim America") (since August 1990). Director and officer of other affiliates of Pilgrim America.


-------------------------------
         1 Mr. Foerster has submitted a letter to the Trust informing it that he will resign as a Trustee of the Trust on the earlier of September 30, 1998, or at such time as he becomes associated with a broker-dealer.


The Board of Trustees has an Audit Committee comprised of the disinterested Trustees. The Trust pays each Trustee who is not an interested person a pro rata share, based on all of the investment companies in the Pilgrim America Group, of
(i) an annual retainer of $20,000; (ii) $1,500 per quarterly and special Board meeting; (iii) $500 per committee meeting; (iv) $500 per special telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets for the previous quarter as a percentage of the average net assets of all the funds managed by PAII for which the Trustees serve in common as directors/trustees.

Compensation of Trustees

The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by PAII for the fiscal year ended February 28, 1998. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by PAII. In the column headed "Total Compensation From Trust and Fund Complex Paid to Trustees," the number in parentheses indicates the total number of boards in the Pilgrim America family of funds on which the Trustee serves.

     ========================================================================================
                                                                               Total
                                                                           Compensation
                                                                               From
                                                   Aggregate                   Trust
                                                 Compensation                and Fund
                                                     from                  Complex Paid
            Name of Person, Position                 Trust                  to Trustees
     ----------------------------------------------------------------------------------------
     Mary A. Baldwin (1)(2), Trustee               $14,616               $ 28,300 (5 boards)
     ----------------------------------------------------------------------------------------
     John P. Burke (2)(3), Trustee                 $14,667               $ 28,400 (5 boards)
     ----------------------------------------------------------------------------------------
     Al Burton (2)(4), Trustee                     $14,667               $ 28,400 (5 boards)
     ----------------------------------------------------------------------------------------
     Bruce S. Foerster (1)(2), Trustee             $14,667               $ 28,400 (5 boards)
     ----------------------------------------------------------------------------------------
     Jock Patton (2)(5), Trustee                   $14,667               $ 28,400 (5 boards)
     ----------------------------------------------------------------------------------------
     Robert W. Stallings (6), Trustee
     and Chairman                                  $     0               $      0 (5 boards)
     ========================================================================================

----------------------------------
(1)      Commenced service as a Trustee on April 7, 1995.

(2)      Member of the Audit Committee.

(3)      Commenced service as Trustee on May 5, 1997.

(4)      Commenced service as a Trustee on April 19, 1994.

(5)      Commenced service as a Trustee on August 28, 1995.

(6) "Interested person," as defined in the Investment Company Act, of the Trust because of affiliation with the Investment Manager.


Officers

         Howard Tiffen, President, Chief Operating Officer, and Senior Portfolio Manager
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 50.) Formerly Managing Director of various divisions of Bank of America (and its predecessor, Continental Bank) (1982-1995).

         James R. Reis, Executive Vice President, Chief Credit Officer, and Assistant Secretary
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40.) Director, Vice Chairman (since December 1994), and Executive Vice President (since April 1995), Pilgrim America Group and PAII; Director (since December 1994), Vice Chairman (since November 1995) and Assistant Secretary (since January
         1995) of PASI; Executive Vice President and Assistant Secretary of each of the other Pilgrim America Funds; Chief Financial Officer

         (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991-December
         1993), Pilgrim America (formerly, Express America Holdings Corporation). Presently serves or has served as an officer or director of other affiliates of Pilgrim America.


         James M.  Hennessy,  Executive Vice President and Secretary
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 49.) Executive Vice President (since April 1998) and Secretary (since April 1995), Pilgrim America Capital Corporation (formerly Express America Holdings Corporation), Executive Vice President and Secretary, Pilgrim America Group, PAII, PASI, and of each of the Pilgrim America Funds.
         Presently serves or has served as an officer of other affiliates of Pilgrim America.

         Daniel A. Norman, Senior Vice President, Treasurer, and Assistant Portfolio Manager
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40.) Senior Vice President and Assistant Secretary, PAII (since December 1994); Senior Vice President, PASI (since November 1995). Formerly Senior Vice President and Assistant Secretary, Pilgrim America Group (December 1994 - February
         1998).  Formerly  an  officer of other  affiliates  of Pilgrim
         America.

         Michael J. Roland,  Senior Vice President and Chief  Financial
         Officer
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 40) Senior Vice President and Chief Financial Officer PAGI, PAII PASI (since June 1998) and Pilgrim America Financial (since August, 1998). He served in same capacity from January, 1995 - April, 1997. Chief Financial Officer of Endeaver Group (April, 1997 to June, 1998).

         Robert S. Naka,  Vice  President  and  Assistant  Secretary
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 35.) Vice President, Pilgrim America Investments, Inc. (since April 1997) and Pilgrim America Group, Inc. (since February 1997). Vice President and Assistant Secretary of each of the funds in the Pilgrim America Group of Funds. Formerly Assistant Vice President (August 1995 - February 1997), Pilgrim America Group, Inc. and Operations Manager (April 1992
         - April 1995), Pilgrim Group, Inc.

         Robyn L.  Ichilov,  Vice  President
         40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. (Age 30) Vice President, PAII (since August 1997) and Pilgrim America Financial (since May 1998), Accounting Manager (since November 1995). Formerly Assistant Vice President and Accounting Supervisor for Paine Webber (June, 1993 - April,
         1995).

As of July 31, 1998, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the Trust's shares.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager. The Investment Manager serves as investment manager to the Trust and has overall responsibility for the management of the Trust. The Investment Management Agreement between the Trust and the Investment Manager requires the Investment Manager to oversee the provision of all investment advisory services for the Trust. The Investment Manager, which was organized in December 1994, is registered as an investment adviser with the Commission and serves as investment adviser to seven other registered investment companies (or series thereof), as well as privately managed accounts, and as of the date of this Statement of Additional Information had total assets under management of approximately $4.9 billion.


The Investment Manager is a wholly owned subsidiary of Pilgrim America Group, which itself is a wholly-owned subsidiary of Pilgrim America, a Delaware corporation, the shares of which are traded on the NASDAQ National Market System and which is a holding company that through its subsidiaries engages in the financial services business.

The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and Officers of the Trust who are employees of the Investment Manager or its affiliates. Other expenses incurred in the operation of the Trust are borne by the Trust, including, without limitation, expenses incurred in connection with the sale, issuance, registration and transfer of its shares; fees of its Custodian, Transfer and Shareholder Servicing Agent; salaries of officers and fees and expenses of Trustees or members of any advisory board or committee of the Trust who are not members of, affiliated with or interested persons of the Investment Manager; the cost of preparing and printing reports, proxy statements and prospectuses of the Trust or other communications for distribution to its shareholders; legal, auditing and accounting fees; the fees of any trade association of which the Trust is a member; fees and expenses of registering and maintaining registration of its shares for sale under Federal and applicable State securities laws; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, PAII (or, prior to April 7, 1995, its predecessor) was paid $10,369,772, $8,268,263 and $7,122,089, respectively, for services rendered to the Trust.

The Investment Management Agreement continues from year to year if specifically approved at least annually by the Trustees or the Shareholders. But in either event, the Investment Management Agreement must also be approved by vote of a majority of the Trustees who are not parties to the Investment Management Agreement or "interested persons" of any such party, cast in person at a meeting called for that purpose.

The use of the name "Pilgrim" in the Trust's name is pursuant to the Investment Management Agreement between the Trust and PAII, and in the event that Agreement is terminated, the Trust has agreed to amend its Agreement and Declaration of Trust to remove the reference to "Pilgrim."

The Administrator. The Administrator of the Trust is Pilgrim America Group, which is an affiliate of the Investment Manager. In connection with its administration of the corporate affairs of the Trust, the Administrator bears the following expenses: the salaries and expenses of all personnel of the Trust and the Administrator except for the fees and expenses of Trustees not affiliated with the Administrator or PAII; costs to prepare information for determination of daily NAV by the recordkeeping and accounting agent; expenses to maintain certain of the Trust's books and records that are not maintained by PAII, the custodian, or transfer agent; costs incurred to assist in the preparation of financial information for the Trust's income tax returns, proxy statements, quarterly, semi-annual, and annual shareholder reports; costs of providing shareholder services in connection with any tender offers or to shareholders proposing to transfer their shares to a third party; providing shareholder services in connection with the dividend reinvestment plan; and all expenses incurred by the Administrator or by the Trust in connection with administering the ordinary course of the Trust's business other than those assumed by the Trust, as described below.

Except as indicated above and under "Investment Management Agreement," the Trust is responsible for the payment of its other expenses including: the fees payable to PAII; the fees payable to the Administrator; the fees and expenses of Trustees who are not affiliated with PAII or the Administrator; the fees and certain expenses of the Trust's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Trust; the charges and expenses of the Trust's legal counsel and independent accountants; commissions and any issue or transfer taxes chargeable to the Trust in connection with its transactions; all taxes and corporate fees payable by the Trust to governmental agencies; the fees of any trade association of which the Trust is a member; the cost of share certificates representing shares of the Trust; organizational and offering expenses of the Trust and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the Commission including the preparation and printing of the Trust's registration statement and prospectuses for such purposes; allocable communications expenses, with respect to investor services and all expenses of shareholders and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; and the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Trust's business.

For the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, PAGI (or, prior to April 7, 1995, its predecessor) was paid $1,778,473, $1,441,271 and $1,264,932, respectively, for services rendered to the Trust.

                             PORTFOLIO TRANSACTIONS

The Trust will generally have at least 80% of its net assets invested in Senior Loans. The remaining assets of the Trust will generally consist of short-term debt instruments with remaining maturities of 120 days or less and certain other instruments such as subordinated loans up to a maximum of 5% of the Trust's net assets, Hybrid Loans, unsecured loans, interest rate swaps, caps and floors, repurchase agreements and reverse repurchase agreements. The Trust will acquire Senior Loans from and sell Senior Loans to major money center banks, selected regional banks and selected non-banks, insurance companies, finance companies and leasing companies which usually act as lenders on senior collateralized loans. The Trust may also purchase Senior Loans from and sell Senior Loans to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Trust's interest in a particular Senior Loan will terminate when the Trust receives full payment on the loan or sells a Senior Loan in the secondary market. Costs associated with purchasing or selling Senior Loans in the secondary market include commissions paid to brokers and processing fees paid to agents. These costs are allocated between the purchaser and seller as agreed between the parties.

Purchases and sales of short-term debt and other financial instruments for the Trust's portfolio usually are principal transactions, and normally the Trust will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such market makers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Short-term debt instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Trust that are not transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters may involve a commission or concession paid by the issuer.

While PAII seeks to obtain the most favorable net results in effecting transactions in the Trust's portfolio securities, brokers or dealers who provide research services may receive orders for transactions by the Trust. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. PAII is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions that other brokers or dealers not providing such research may charge for the same transaction, even if the specific services were not imputed to the Trust and were useful to the Investment Manager in advising other clients. Information so received will be in addition to, and not in lieu of, the services required to be performed by PAII under the Investment Management Agreement between PAII and the Trust. The expenses of PAII will not necessarily be reduced as a result of the receipt of such supplemental information. PAII may use any research services obtained in providing investment advice to its other investment advisory accounts. Conversely, such information obtained by the placement of business for PAII or other entities advised by PAII will be considered by and may be useful to PAII in carrying out its obligations to the Trust.

The Trust does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager, except for any sales of portfolio securities pursuant to a tender offer, in which event the Investment Manager will offset against the management fee a part of any tender fees which legally may be received by such affiliated broker-dealer. To the extent certain services which the Trust is obligated to pay for under the Investment Management Agreement are performed by the Investment Manager, the Trust will reimburse the Investment Manager for the costs of personnel involved in placing orders for the execution of portfolio transactions.

The Trust paid $0, $0 and $7,400 in brokerage commissions during the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996, respectively.

Portfolio Turnover Rate

The annual rate of the Trust's total portfolio turnover for the years ended February 28, 1998 and February 28, 1997, was 90% and 82%, respectively. The annual turnover rate of the Trust is generally expected to be between 50% and 100%, although as part of its investment policies, the Trust places no restrictions on portfolio turnover and the Trust may sell any portfolio security without regard to the period of time it has been held. The annual turnover rate of the Trust also includes Senior Loans for which the full payment on the Senior Loan has been prepaid by the borrower. The Investment Manager believes that prepaid Senior Loans generally comprise approximately 25% to 75% of the Trust's total portfolio turnover each year.

                                 NET ASSET VALUE

The NAV per share of the Trust is determined once daily as of the close of trading on the NYSE on each day it is open, by dividing the value of the Trust's portfolio securities plus all cash and other assets (including dividends accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. In accordance with generally accepted accounting principles for investment companies, dividend income is accrued on the ex-dividend date. The NAV per share is made available for publication.

Generally, Senior Loans are valued at fair value in the absence of readily ascertainable market values believed to be reliable. Fair value is determined by PAII under procedures established and monitored by the Trust's Board of Trustees. In valuing a loan, PAII considers, among other factors: (i) the creditworthiness of the issuer and any interpositioned bank; (ii) the current interest rate, period until next interest rate reset and maturity date of the Senior Loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions, if any. PAII may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the loans held by the Trust have or could have occurred. However, because the secondary market in Senior Loans has not yet fully developed, PAII will not currently rely solely on such prices or quotations. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than Senior Loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

           METHODS AVAILABLE TO REDUCE MARKET VALUE DISCOUNT FROM NAV

In recognition of the possibility that the Trust's shares may trade at a discount from NAV, the Trustees have determined that it would be in the best interest of shareholders for the Trust to take action to attempt to reduce or eliminate a market value discount from NAV. To that end, the Trustees presently contemplate that the Trust will take action either to repurchase shares in the open market in accordance with Section 23(c) of the Investment Company Act and Rule 23c-1 thereunder or to consider the making of tender offers to purchase its own shares at NAV. Since Trust shares became listed on the NYSE on March 9, 1992, the Trust has authorized two repurchase programs and has conducted one tender offer that expired May 1, 1992. The Trustees presently intend each quarter to consider the making of such tender offers. The Trustees will at no time be required to make such tender offers. Moreover, there can be no assurance that tender offers will result in the Trust's shares trading at a price which is equal to their NAV. The Trust anticipates that the market price may, among other things, be determined by the relative demand for and supply of such shares in the market, the Trust's investment performance, the Trust's yield, and investor perception of the Trust's overall attractiveness as an investment as compared with other investment alternatives.

In deciding whether the Trust will entertain tender offers and whether it will accept shares tendered, the Trustees will consider several factors. One of the principal factors in the Board's determinations on whether or not to make quarterly offers will be the strength of the public market for the Trust's shares. Other factors include the desire to reduce or eliminate a market value discount from NAV. In addition, the Trustees will take into consideration the liquidity of its assets in determining whether to make a tender offer or accept tendered shares. In paying shareholders for tendered shares, the Trust anticipates that it will use cash on hand, such as proceeds from sales of new Trust shares and specified pay-downs from Senior Loans, and proceeds from the sale of cash equivalents held by the Trust. The Trust may also borrow to pay Shareholders for tendered shares. To the extent more shares are anticipated to be tendered or are tendered than could be paid for out of such amounts, the liquidity of the Senior Loans held by the Trust may be a consideration in the Trust's determination whether to make a tender offer or, if an offer is made, in its determination of whether it will accept shares tendered. Accepting tendered shares may require the Trust to sell portfolio investments and incur certain costs which it otherwise would not have. Under most Senior Loans, it will be necessary for the Trust to obtain the consent of the agent or lender from whom the Trust purchased the Senior Loan prior to selling the Senior Loan to a third party. Senior Loans such as those the Trust intends to invest in have historically been considered by the investment community to be liquid assets, although in certain instances, the conversion of such instruments into cash has taken several days or longer. The market for Senior Loans is relatively new as compared to markets for more established debt instruments. Accordingly, while PAII does not anticipate any material difficulty in meeting the liquidity needs for tender offers, there can be no guarantee that the Trust will be able to liquidate a particular Senior Loan it holds within a given period of time.

Furthermore, even if a tender offer has been made, it is the Trustees' announced policy, which may be changed by the Trustees, not to effect tender offers or accept tenders if: (1) such transactions, if consummated, would impair the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (which would make the Trust a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or (2) there is, in the judgment of the Trustees, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (c) limitation affecting the Trust or the issuers of its portfolio instruments imposed by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (e) other event or condition which would have a material adverse effect on the Trust or its shareholders if shares were repurchased. The Trustees may modify these conditions in light of experience.

Any tender offer made by the Trust will be at a price equal to the NAV of the shares. Each shareholder will be notified in accordance with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. Other procedures to be used in connection with a particular tender offer will be determined by the Trustees in accordance with the provisions of applicable law, including the Securities Exchange Act of 1934.

Any tender offer that the Trust makes may have the effect of reducing shareholder return as a result of the expenses incurred with respect to the tender offers, the reduced level of interest earned on the money received by the Trust as payment for shares newly purchased which may be held in cash equivalents in anticipation of tender offers, and the cost of borrowing money to fund the tender offers.

                                   TAX MATTERS

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

Qualification as a Regulated Investment Company

The Trust has elected each year to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Trust generally is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of net long-term capital losses) and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a regulated investment company must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

In general, gain or loss recognized by the Trust on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Trust at a market discount (generally, at a price less than its principal amount) other than at original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Trust held the debt obligation.

In general, investments by the Trust in zero coupon or other original issue discount securities will result in income to the Trust equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the Trust holds the securities, even though the Trust receives no cash interest payments. This income is included in determining the amount of income which the Trust must distribute to maintain its status as a regulated investment company and to avoid federal income and excise taxes.

In addition to satisfying the requirements described above, the Trust must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Trust's taxable year, at least 50% of the value of the Trust's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Trust has not invested more than 5% of the value of the Trust's total assets in securities of any such issuer and as to which the Trust does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Trust controls and which are engaged in the same or similar trades or businesses.

If for any taxable year the Trust does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Trust's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least 98% of ordinary taxable income for the calendar year, at least 98% of capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year and any ordinary taxable income and capital gain net income for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Trust in October, November or December with a record date in such a month and paid by the Trust during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Trust intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

Hedging Transactions

The Trust has the ability, pursuant to its investment objectives and policies, to hedge its investments in a variety of transactions, including interest rate swaps and the purchase or sale of interest rate caps and floors. The treatment of these transactions for federal income tax purposes may in some instances be unclear, and the regulated investment company qualification requirements may limit the extent to which the Trust can engage in hedging transactions.

In addition, recently enacted rules may affect the timing and character of gain if the Trust engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Trust enters into certain transactions in property while holding substantially identical property, the Trust would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Trust's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Trust's holding period and the application of various loss deferral provisions in the Code.

Distributions

The Trust anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income. If a portion of the Trust's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Trust may be eligible for the corporate dividends received deduction.


The Trust may either retain or distribute to shareholders its net capital gain for each taxable year. The Trust currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will generally be taxable to shareholders at a maximum federal tax rate of 20%. Distributions are subject to these capital gains rates regardless of the length of time the shareholder has held his shares. Conversely, if the Trust elects to retain its net capital gain, the Trust will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Trust also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will be entitled to claim a tax credit for his pro rata share of tax paid by the Trust on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by the Trust in excess of the Trust's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his shares, as discussed below.

Distributions by the Trust will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Trust. If the NAV at the time a shareholder purchases shares of the Trust reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

The Trust will be required in certain cases to withhold and remit to the U.S. Treasury 31% of all taxable distributions payable to any shareholder (1) who fails to provide the Trust with a certified, correct tax identification number or other required certifications, or (2) if the Internal Revenue Service notifies the Trust that the shareholder is subject to backup withholding.

Sale of Shares


A shareholder will recognize gain or loss on the sale or exchange of shares of the Trust in an amount generally equal to the difference between the proceeds of the sale and the shareholder's adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the shareholder's holding period for the shares. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed (or deemed distributed) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced (including shares acquired through the Shareholder Investment Program within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss.


Tender Offers to Purchase Shares

As described earlier, the Trust will consider making tender offers for its shares on a quarterly basis. Under current law, a shareholder, who pursuant to a tender offer, tenders all of his shares and any shares considered owned by such shareholder under attribution rules contained in the Code, will recognize gain or loss, taxable as described above (see "Sale of Shares"). Different tax consequences may apply to shareholders who tender less than all their shares in connection with a tender offer and possibly to non-tendering shareholders. The tax consequences to shareholders of a tender offer will be more fully described in offering documents related to the tender offer.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Trust is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Trust, capital gain dividends, and amounts retained by the Trust that are designated as undistributed capital gains.

If the income from the Trust is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Trust that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Trust will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Such shareholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

In the case of foreign noncorporate shareholders, the Trust may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Trust with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust, including the applicability of foreign taxes.

Effect of Future Legislation; Other Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Income received by the Trust from foreign sources may be subject to withholding and other taxes imposed by such foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Trust.

                        ADVERTISING AND PERFORMANCE DATA

Advertising

From time to time, advertisements and other sales materials for the Trust may include information concerning the historical performance of the Trust. Any such information may include trading volume of the Trust's shares, the number of Senior Loan investments, annual total return, aggregate total return, distribution rate, average compounded distribution rate and yield of the Trust for specified periods of time, and diversification statistics. Such information may also include performance and risk rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Value Line, Inc., CDA Technology, Inc. or other industry publications. These rankings will typically compare the Trust to all closed-end funds, to other Senior Loan funds, and/or also to taxable closed-end fixed income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD and subsequently approved by the Commission on July 13, 1994. Ranking comparisons and ratings should not be considered representative of the Trust's relative performance for any future period.

Reports and promotional  literature may also contain the following  information:
(i) number of shareholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Trust's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the asset class; and (vi) discussions concerning coverage of the Trust by analysts.

In addition, reports and promotional literature may contain information concerning the Investment Manager, Pilgrim America, the Portfolio Managers, Pilgrim America Group, Inc. or affiliates of the Trust, the Investment Manager, Pilgrim America or Pilgrim America Group, Inc. including (i) performance rankings of other funds managed by the Investment Manager, or the individuals employed by the Investment Manager who exercise responsibility for the day-to-day management of the Trust, including rankings of investment companies published by Lipper Analytical Services, Inc., Morningstar, Inc., Value Line, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim America Funds by Pilgrim America; (iv) the past performance of Pilgrim America and Pilgrim America Group, Inc.; (v) the past performance of other funds managed by the Investment Manager; (vi) quotes from a portfolio manager of the Trust or industry specialists; and (vii) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

The Trust may compare the frequency of its reset period to the frequency with which the London Inter-Bank Offered Rate ("LIBOR") changes. Further, the Trust may compare its yield to (i) LIBOR, (ii) the federal funds rate, (iii) the prime rate, quoted daily in The Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (iv) one or more averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (v) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (vi) yield data published by Lipper, or (vii) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Trust may compare such other yield data described above to each other. The Trust may also compare its total return, NAV stability and yield to other fixed income investments (such as Certificates of Deposit), open-end mutual funds and Unit Investments Trusts. As with yield and total return calculations, yield comparisons should not be considered representative of the Trust's yield or relative performance for any future period.

The Trust may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other investment companies in the Pilgrim America Group of Funds, products and services, and descriptions of the benefits of working with investment professionals in selecting investments.

Performance Data

The Trust may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Trust may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open-end and closed-end investment companies.

The Trust's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Trust's corresponding month-end net asset value (in the case of NAV) or the last reported market price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

Total return and distribution rate and compounded distribution rate figures utilized by the Trust are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions, the Senior Loans, and other securities comprising the Trust's portfolio, the Trust's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

                              FINANCIAL STATEMENTS

The financial statements contained in the Trust's February 28, 1998 Annual Report to Shareholders are incorporated herein by reference.

                                     PART C

                                OTHER INFORMATION


Item 24.          Financial Statements and Exhibits

         1.       Financial Statements

                  Contained in Part A:

                  Financial Highlights for the years ended February 28, 1998, 1997; February 29, 1996; February 28, 1995, 1994, 1993;
                  February 29, 1992; February 28, 1991, 1990 and 1989

                  Incorporated in Part B by reference to Registrant's February 28, 1998 Annual Report:

                  (a)      Portfolio of Investments as of February 28, 1998

                  (b)      Statement  of Assets and  Liabilities  as of February
                           28, 1998

                  (c)      Statement of Operations  for the year ended  February
                           28, 1998

                  (d) Statements of Changes in Net Assets for the years ended February 28, 1997 and February 28, 1998

                  (e)      Statement  of Cash Flows for the year ended  February
                           28, 1998

                  (f)      Notes to Financial Statements

                  (g)      Report of Independent Auditors dated April 10, 1998

         2.       Exhibits

                  (a)      (i)      Agreement and Declaration of Trust1/

                           (ii) Amendment to the Agreement and Declaration of Trust dated March 26, 1996 and effective April 12, 19961/

                  (b)      (i)      By-Laws2/

                           (ii)     Amendment to By-Laws2/

                  (c)      Not Applicable

                  (d)      Not Applicable

                  (e)      Form of Shareholder Investment Program5/

                  (f)      Not Applicable

                  (g)      (i)      Form  of  Amended  and  Restated  Investment
                                    Management Agreement3/

                           (ii) Form of Amendment to Investment Management Agreement

                  (h)      Form of Distribution Agreement5/

                  (i)      Not Applicable

                  (j)      Form of Custody Agreement3/

                  (k)      (i)      Form of Amended and Restated  Administration
                                    Agreement3/

                           (ii)     Form of Recordkeeping Agreement3/

                           (iii)    Form of Revolving Loan Agreement

                  (l)      Opinion of Dechert Price & Rhoads

                  (m)      Not Applicable

                  (n)      Consent of KPMG Peat Marwick LLP

                  (o)      Not Applicable

                  (p)      Certificate of Initial Capital4/

                  (q)      Not Applicable

                  (r)      Financial Data Schedule

---------------------------------------

1/ Incorporated herein by reference to Amendment No. 20 to Registrant's Registration Statement under the Investment Company Act of 1940 (the "1940 Act") on Form N-2 (File No. 811-5410), filed on September 16, 1996.

2/ Incorporated herein by reference to Amendment No. 24 to Registrant's Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on November 7, 1997.

3/ Incorporated herein by reference to Amendment No. 22 to Registrant's Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on June 23, 1997.

4/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's initial registration statement on form N-2 (File No. 33-18886), filed on January 22, 1988.

5/ Incorporated herein by reference to Amendment No. 27 to Registrant's Registration Statement under the 1940 Act on Form N-2 (File No. 811-5410), filed on May 15, 1998.

Item 25.          Marketing Agreements

         Not Applicable.


Item 26.          Other Expenses of Issuance and Distribution

         The following table sets forth estimated expenses to be incurred in connection with the offering described in the registration statement.

Registration Fees....................................................$ 73,980.84

Trustee Fees.........................................................$    250.00

Transfer Agent's Fees................................................$ 10,000.00

Printing Expenses....................................................$ 10,000.00

Legal Fees...........................................................$ 25,000.00

New York Stock Exchange Listing Fees.................................$ 62,450.00

National Association of Securities Dealers, Inc. Fees................$ 25,578.25

Accounting Fees and Expenses.........................................$  5,000.00

Miscellaneous Expenses...............................................$  2,000.00

         Total.......................................................$214,248.59


Item 27.          Persons Controlled by or Under Common Control

         Not Applicable.


Item 28.          Number of Holders of Securities

         As of July 31, 1998:

         (1)      Title of Class               (2)      Number of Record Holders
                  --------------                        ------------------------

                  Shares of Beneficial                  59,781
                  Interest

Item 29.          Indemnification

         Registrant's Agreement and Declaration of Trust generally provides that the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) ("Covered Persons") against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated (a) not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust or (b) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of such Covered Person's office.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will submit, unless in the opinion of its counsel the matter has been settled by controlling precedent, to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 30.          Business and Other Connections of Investment Adviser

         Certain of the officers and directors of the Registrant's Investment Manager also serve as officers and/or directors for other registered investment companies in the Pilgrim America family of funds and with Pilgrim America Group, Inc. and its subsidiaries. Information as to the directors and officers of the Adviser is included in the Investment Manager's Form ADV and amendments thereto filed with the Commission and is incorporated herein by reference thereto. For additional information, see "Investment Management and Other Services" in the Prospectus.


Item 31.          Location of Accounts and Records

         The amounts and records of the Registrant will be maintained at its office at 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 and at the office of its custodian, Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.


Item 32.          Management Services

         Not Applicable.

Item 33.          Undertakings

         1. The Registrant undertakes to suspend the Offer until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

         2.       Not Applicable.

         3.       Not Applicable.

         4.       The Registrant hereby undertakes:

                  a. to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (1) to include  any  prospectus  required  by Section
10(a)(3) of the Securities Act of 1933;

                           (2) to reflect in the  prospectus any facts or events
arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 497 if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                           (3) to include any material  information with respect
to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  b. that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         5. Not Applicable.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Phoenix in the State of Arizona this 17th day of August, 1998.

                        PILGRIM AMERICA PRIME RATE TRUST


                            By:     /s/ James M. Hennessy
                                    ------------------------------
                                    James M. Hennessy
                                    Executive Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signatures                  Title                          Date
----------                  -----                          ----

                            Chief Executive Officer        August 17, 1998
-----------------------     and Trustee
Robert W. Stallings*

                            Chief Financial Officer        August 17, 1998
-----------------------
Michael A. Roland*

                            Trustee                        August 17, 1998
-----------------------
Mary A. Baldwin*

                            Trustee                        August 17, 1998
-----------------------
John P. Burke*

                            Trustee                        August 17, 1998
-----------------------
Al Burton*

                            Trustee                        August 17, 1998
-----------------------
Bruce S. Foerster*

                            Trustee                        August 17, 1998
-----------------------
Jock Patton*


*By:     /s/ James M. Hennessy
         -----------------------------
         James M. Hennessy
         Attorney-in-Fact**

------------------------------
**       Powers of attorney are included herein.

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of Pilgrim America Prime Rate Trust (the "Trust"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Daniel A. Norman, Jeffrey S. Puretz and Jeffrey L. Steele and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for his in his name, place and stead, in any and all capacities, to sign the Trust's registration statement on Form N-2 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 3, 1998

                                           /s/ Robert W. Stallings
                                           ---------------------------------
                                           Robert W. Stallings

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of Pilgrim America Prime Rate Trust (the "Trust"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Daniel A. Norman, Jeffrey S. Puretz and Jeffrey L. Steele and each of them, her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for her in her name, place and stead, in any and all capacities, to sign the Trust's registration statement on Form N-2 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 3, 1998

                                           /s/ Mary A. Baldwin
                                           ---------------------------------
                                           Mary A. Baldwin

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of Pilgrim America Prime Rate Trust (the "Trust"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Daniel A. Norman, Jeffrey S. Puretz and Jeffrey L. Steele and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for his in his name, place and stead, in any and all capacities, to sign the Trust's registration statement on Form N-2 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 3, 1998

                                           /s/ John P. Burke
                                           ---------------------------------
                                           John P. Burke

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of Pilgrim America Prime Rate Trust (the "Trust"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Daniel A. Norman, Jeffrey S. Puretz and Jeffrey L. Steele and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for his in his name, place and stead, in any and all capacities, to sign the Trust's registration statement on Form N-2 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 3, 1998

                                           /s/ Al Burton
                                           ---------------------------------
                                           Al Burton

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of Pilgrim America Prime Rate Trust (the "Trust"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Daniel A. Norman, Jeffrey S. Puretz and Jeffrey L. Steele and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for his in his name, place and stead, in any and all capacities, to sign the Trust's registration statement on Form N-2 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 3, 1998

                                           /s/ Bruce S. Foerster
                                           ---------------------------------
                                           Bruce S. Foerster

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a duly elected Trustee of Pilgrim America Prime Rate Trust (the "Trust"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Daniel A. Norman, Jeffrey S. Puretz and Jeffrey L. Steele and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for his in his name, place and stead, in any and all capacities, to sign the Trust's registration statement on Form N-2 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 3, 1998

                                           /s/ Jock Patton
                                           ---------------------------------
                                           Jock Patton

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being Senior Vice President and Chief Financial Officer of Pilgrim America Prime Rate Trust (the "Trust"), constitutes and appoints Robert W. Stallings, James R. Reis, James M. Hennessy, Daniel A. Norman, Jeffrey S. Puretz and Jeffrey L. Steele and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for his in his name, place and stead, in any and all capacities, to sign the Trust's registration statement on Form N-2 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  August 10, 1998


                                           /s/ Michael J. Roland
                                           ---------------------------------
                                           Michael J. Roland

                                  EXHIBIT INDEX


Exhibit Number                      Name of Exhibit
--------------                      ---------------

2(g)(ii)                            Form of Amendment to Investment
                                    Management Agreement

2(k)(iii)                           Form of Revolving Loan Agreement

2(l)                                Opinion of Dechert Price & Rhoads

2(n)                                Consent of KPMG Peat Marwick

2(r)[EDGAR Exhibit 27]              Financial Data Schedule